UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-07215

Exact name of registrant as specified in charter:	Dryden Total Return Bond Fund, Inc.

Address of principal executive offices:	Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs Gateway Center 3, 100 Mulberry Street, Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2007 (Registrant changed its fiscal year end from December 31)

Date of reporting period:	10/31/2007

Item 1 – Reports to Stockholders

OCTOBER 31, 2007	ANNUAL REPORT

Dryden Total Return Bond Fund, Inc.

FUND TYPE

Taxable bond

OBJECTIVE

Total return

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden, Dryden, Prudential Financial and the Rock Prudential logo are registered service marks of The Prudential Insurance Company of America, Newark, NJ, and its affiliates.

December 14, 2007

Dear Shareholder,

On the following pages, you’ll find your annual report for the Dryden Total Return Bond Fund, which includes performance data, an analysis of Fund performance, and a listing of its holdings at period-end. The Fund’s fiscal year has changed from a reporting period that ends December 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semiannual reports on the new fiscal year-end schedule.

Mutual funds prices and returns will rise or fall over time, and asset managers tend to have periods when they perform better or worse than their long-term average. The best measures of a mutual fund’s quality are its return compared to that of similar investments and the variability of its return over the long term. We recommend that you review your portfolio regularly with your financial adviser.

Thank you for choosing JennisonDryden Mutual Funds.

Sincerely,

Judy A. Rice, President

Dryden Total Return Bond Fund, Inc.

Dryden Total Return Bond Fund, Inc.	1

Your Fund’s Performance

Fund objective

The investment objective of the Dryden Total Return Bond Fund, Inc. is to seek total return. There can be no assurance that the Fund will achieve its investment objective.

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. Class A and Class L shares have a maximum initial sales charge of 4.50% and 4.25%, respectively. Gross operating expenses: Class A, 1.06%; Class B, 1.76%; Class C, 1.76%; Class L, 1.26%; Class M, 1.76%; Class X, 0.76%; Class Z, 0.76%. Net operating expenses apply to: Class A, 1.01%; Class B, 1.56%; Class C, 1.51%; Class L, 1.26%; Class M, 1.76%; Class X, 0.76%; Class Z, 0.76%, after contractual reduction through 3/31/2008 for Class B, and after contractual reduction through 4/30/2008 for Class A and Class C.

Cumulative Total Returns as of 10/31/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	5.34%	28.11%	60.90%	—
Class B	4.72	23.47	50.82	—
Class C	4.73	25.04	53.24	—
Class L	N/A	N/A	N/A	2.41% (3-5-2007)
Class M	N/A	N/A	N/A	2.08 (3-5-2007)
Class X	N/A	N/A	N/A	2.77 (3-5-2007)
Class Z	5.60	29.66	64.71	—
Lehman Brothers U.S. Aggregate Bond Index[2]	5.38	24.11	77.57	**
Lipper Intermediate Investment-Grade Debt Funds Avg.[3]	4.08	22.47	65.57	***

Average Annual Total Returns[4] as of 9/30/07
	One Year	Five Years	Ten Years	Since Inception[1]
Class A	0.64%	3.82%	4.24%	—
Class B	–0.34	3.83	4.05	—
Class C	3.78	4.27	4.21	—
Class L	N/A	N/A	N/A	N/A (3-5-2007)
Class M	N/A	N/A	N/A	N/A (3-5-2007)
Class X	N/A	N/A	N/A	N/A (3-5-2007)
Class Z	5.57	5.01	4.96	—
Lehman Brothers U.S. Aggregate Bond Index[2]	5.14	4.13	5.97	**
Lipper Intermediate Investment-Grade Debt Funds Avg.[3]	4.14	3.87	5.20	***

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Distributions and Yields as of 10/31/07
	Total Distributions Paid for 10 Months	30-Day SEC Yield
Class A	$0.52	4.47%
Class B	$0.46	4.18
Class C	$0.47	4.18
Class L	$0.39	4.43
Class M	$0.35	3.39
Class X	$0.44	4.93
Class Z	$0.55	4.94

The cumulative total returns do not reflect the deduction of applicable sales charges. If reflected, the applicable sales charges would reduce the cumulative total returns performance quoted. Class A and Class L shares are subject to a maximum front-end sales charge of 4.50% and 4.25%, respectively. Under certain circumstances, Class A shares may be subject to a contingent deferred sales charge (CDSC) of 1%. Class B, Class C, Class L, Class M, and Class X shares are subject to a maximum CDSC of 5%, 1%, 1%, 6% and 6%, respectively. Class Z shares are not subject to a sales charge.

Source: Prudential Investments LLC and Lipper Inc. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of such fee waivers and/or expense reimbursements, total returns would be lower.

1Inception date returns are provided for any share class with less than 10 years of returns.

2The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between one and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed.

3The Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) represents returns based on an average return of all funds in the Lipper Intermediate Investment-Grade Debt Funds category for the periods noted. Funds in the Lipper Average do not have any quality or maturity restrictions. They intend to keep the bulk of their assets in corporate and government debt issues.

4The average annual total returns take into account applicable sales charges. Class A, Class B, Class C, Class L, and Class M shares are subject to an annual distribution and service (12b-1) fee of up to 0.30%, 1.00%, 1.00%, 0.50%, and 1.00%, respectively. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class X and Class Z shares are not subject to a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

**Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception cumulative total returns as of 10/31/2007 are 135.59% for Class A, Class B, and Class C; 3.23% for Class L, Class M, and Class X; and 97.64% for Class Z. Lehman Brothers U.S. Aggregate Bond Index Closest Month-End to Inception average annual total returns as of 9/30/2007 are 6.88% for Class A, Class B, and Class C; and 6.30% for Class Z. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

***Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) Closest Month-End to Inception cumulative total returns as of 10/31/2007 are 115.97% for Class A, Class B, and Class C; 1.95% for Class L, Class M, and Class X; and 83.19% for Class Z. Lipper Intermediate Investment-Grade Debt Funds Average (Lipper Average) Closest Month-End to Inception average annual total returns as of 9/30/2007 are 6.14% for

Dryden Total Return Bond Fund, Inc.	3

Your Fund’s Performance (continued)

Class A, Class B, and Class C; and 5.57% for Class Z. Class L, Class M, and Class X shares have been in existence for less than one year and have no average annual total return performance information available.

Investors cannot invest directly in an index. The returns for the Lehman Brothers U.S. Aggregate Bond Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Issues expressed as a percentage of net assets as of 10/31/07
Federal National Mortgage Association, 5.00%, TBA 30 YR	2.9%
Federal Home Loan Mortgage Corp., 5.50%, TBA 30 YR	2.5
Federal National Mortgage Association, 5.50%, 11/01/34	2.3
Federal National Mortgage Association, 5.50%, 11/01/20	1.7
Federal National Mortgage Association, 6.00%, 11/15/36	1.5

Issues reflect only long-term investments and are subject to change.

Credit Quality* expressed as a percentage of net assets as of 10/31/07
U.S. Government & Agency	37.2%
Aaa	13.4
Aa	3.1
A	8.0
Baa	17.2
Ba	12.2
B	6.6
Caa	1.0
Not Rated	10.5
Total Investments	109.2
Liabilities in excess of other assets	–9.2
Net Assets	100.0%

* Source: Moody’s rating, defaulting to S&P when not rated by Moody’s. Credit Quality is subject to change.

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Strategy and Performance Overview

How did the Fund perform?

The Dryden Total Return Bond Fund’s Class A shares returned 4.48% for the 10-month reporting period ended October 31, 2007*, underperforming the 4.78% return of the benchmark Lehman Brothers U.S. Aggregate Bond Index (the Index) but outperforming the 3.42% return of the Lipper Intermediate Investment Grade Debt Funds Average.

How is the Fund managed?

Prudential Fixed Income actively manages the Fund, which invests in all major sectors of the U.S. bond market that are included in the Index. It also invests in two sectors that are not in the Index—high yield corporate bonds, which are commonly called “junk” bonds because they are rated below investment grade, and emerging market bonds, which are debt securities of issuers from economically developing countries. The Fund is also diversified across various maturities to further spread risks. It had a portfolio of more than 300 holdings at the end of October 2007.

What were conditions like in the U.S. fixed income market?

From January through May 2007, sentiment in the fixed income market largely shifted between two views—the Federal Reserve (Fed) would soon ease monetary policy to reinvigorate the economy, or the Fed would leave short-term rates unchanged as the economic expansion remained healthy, despite a worsening slump in the housing industry. For the first five months of the reporting period, high yield bonds outperformed other major sectors of the U.S. fixed income market, reflecting their low default rate and investors’ strong demand for bonds with relatively attractive yields. Shortly thereafter, developments in the financial markets led investors to become more risk averse.

Market conditions deteriorated in June. Two prominent hedge funds that invested in debt securities linked to subprime mortgages (home loans made to borrowers with poor credit histories) nearly collapsed. By month-end, widespread concern about loose lending standards forced some companies involved in leveraged buyouts to postpone issuing low-quality bonds whose proceeds were intended to help pay for deals.

The credit crunch deepened in July. Two major credit rating agencies downgraded ratings on hundreds of subprime mortgage-backed bonds worth billions of dollars. Risk-averse investors flocked to U.S. Treasury securities, which caused these AAA-rated government backed debt securities to rally while other sectors came under

* The Fund has changed its fiscal year-end to October 31. Refer to the Fund’s previous annual report for performance information prior to January 1, 2007.

Dryden Total Return Bond Fund, Inc.	5

Strategy and Performance Overview (continued)

pressure. In early August, signs of distress in global financial markets prompted the Fed and the European Central Bank, among others, to inject massive amounts of cash into their banking systems to encourage banks to lend money. In mid-August, the Fed reduced its discount rate, the rate it charges banks to borrow from its discount window, by a half point. In mid-September, the Fed cut its target for the federal funds rate, the rate on overnight loans between banks, as well as the discount rate by a half point. Finally, in late October, the Fed cut both short-term rates by another quarter point, which lowered its target for the federal funds rate to 4.50% and the discount rate to 5.00%.

The U.S. fixed income market responded positively to the short-term rate cuts as bond prices generally rallied in August, September, and October, though a resurgence of concern about the credit crunch pressured lower-quality bond prices in October. By the end of the reporting period, U.S. Treasurys outperformed other major sectors, including investment-grade corporate bonds, high yield bonds, federal agency securities, (residential) mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities. The latter are backed by credit card payments, auto loans, and other types of consumer loans. Considering the massive losses reported by some financial institutions with exposure to risky mortgages, it is not surprising that ultra-safe U.S. Treasurys led the fixed income market.

Did the Fund own bonds that were affected the most by the credit crunch?

While the subprime-mortgage meltdown had a negative impact on all sectors of the market that carry greater credit risk than U.S. Treasurys, debt securities tied to housing-related industries were particularly hard hit. The largest detractors from the Fund’s return were its holdings in General Motors Acceptance Corp. (GMAC) and its subsidiary Residential Capital (Rescap), a global real estate finance company. The bonds declined in value amid deteriorating conditions in the housing and mortgage markets as Rescap, which focuses primarily on residential real estate, had exposure to subprime mortgages. The company laid off workers during the first half of 2007 and planned further cuts in its workforce late in the year.

Overall, the Fund’s larger exposure to investment-grade corporate bonds than the Index hurt its performance relative to the Index, as did its exposure to high yield bonds because both sectors underperformed the Index. That said, the Fund held some corporate debt securities that performed well, such as bonds of Tyson Foods, United Airlines, and Columbia HCA Healthcare.

What were some of the holdings that aided the Fund’s returns?

In the challenging investment environment, Prudential Fixed Income tried to reduce risk in the Fund by entering into credit default swaps, a type of two-party contract.

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Under one of these contracts, the Fund paid a fee to the seller of the swap who agreed to pay the Fund an amount equal to the face value of certain home equity loan asset-backed securities held by the Fund if the securities failed to pay interest and principal. As the subprime mortgage crisis worsened, some credit default swaps gained in value, reflecting the growing risk associated with investing in certain types of bonds. The Fund’s credit default swaps were the largest positive contributors to its return.

A modest exposure to emerging market bonds, which outperformed the investment-grade U.S. bond market, aided the Fund’s performance relative to the Index. Initially, emerging market debt held its own against the subprime mortgage turmoil, but as the crisis deepened during the summer, these bonds also began to suffer. Then, in August, September, and October, emerging market bond prices generally rallied as signs of improving liquidity in the financial markets alleviated concern about the potential for a dramatic downturn in the global economy.

Although exposure to this asset class was another positive for the Fund, some of its positions in emerging market bonds performed poorly. For example, the Fund held bonds of Kazkommerz Bank, one of the largest banks in Kazakhstan, which declined in value because of its heavy reliance on foreign funding.

How would you characterize the market at this point?

Prudential Fixed Income believes the subprime mortgage crisis is not over. If market participants with large subprime mortgage-related holdings are forced to sell some of these debt securities toward the end of 2007 or later, it could send further shockwaves through the fixed income markets. On a positive note, the difference in yields between high yield bonds and U.S. Treasurys and the difference in yields between bank loans and U.S. Treasurys have risen to the most attractive levels since 2003. (This reflects the higher return investors require for holding riskier assets.) Given that Prudential Fixed Income does not expect the U.S. economy to slide into a recession in 2008, it believes the Fund will benefit from its exposure to lower-quality sectors of the market in coming months.

Dryden Total Return Bond Fund, Inc.	7

Fees and Expenses (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on May 1, 2007, at the beginning of the period, and held through the six-month period ended October 31, 2007. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to Individual Retirement Accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of JennisonDryden Funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and

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expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Dryden Total Return Bond Fund, Inc.		Beginning Account Value May 1, 2007	Ending Account Value October 31, 2007	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six- Month Period*

Class A	Actual	$1,000.00	$1,022.40	1.01%	$5.15
	Hypothetical	$1,000.00	$1,020.11	1.01%	$5.14

Class B	Actual	$1,000.00	$1,019.80	1.51%	$7.69
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class C	Actual	$1,000.00	$1,019.90	1.51%	$7.69
	Hypothetical	$1,000.00	$1,017.59	1.51%	$7.68

Class L	Actual**	$1,000.00	$1,021.10	1.26%	$6.42
	Hypothetical	$1,000.00	$1,018.85	1.26%	$6.41

Class M	Actual**	$1,000.00	$1,018.50	1.76%	$8.95
	Hypothetical	$1,000.00	$1,016.33	1.76%	$8.94

Class X	Actual**	$1,000.00	$1,024.00	0.76%	$3.88
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

Class Z	Actual	$1,000.00	$1,023.70	0.76%	$3.88
	Hypothetical	$1,000.00	$1,021.37	0.76%	$3.87

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2007, and divided by 365 days to reflect the six-month period. Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

** Class L, M and X shares commenced operations on March 5, 2007.

Dryden Total Return Bond Fund, Inc.	9

Portfolio of Investments

as of October 31, 2007

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

LONG-TERM INVESTMENTS 101.2%

ASSET BACKED SECURITIES 5.3%
Aa2	$387		ACE Securities Corp., Ser. 2004-OP1, Class M1, 5.393%, 4/25/34(h)	$377,248
Aaa	362		Ser. 2006-HE2, Class A2D, 5.143%, 5/25/36(h)	329,420
Aa2	632		Aegis Asset Backed Securities Trust, Ser. 2003-1, Class M1, 6.447%, 5/25/33(h)	601,646
Baa1	161	(f)	American Express Credit Account Master Trust, Ser. 2004-C, Class C, 5.591%, 2/15/12(h)	160,368
Aaa	392		American Home Mortgage Investment Trust, Ser. 2004-4, Class 4A, 4.39%, 2/25/45(h)	386,113
Baa2	175		Ameriquest Mortgage Securities, Inc., Ser. 2001-2, Class M3, 7.798%, 10/25/31(h)	145,189
AA+(e)	36		Amortizing Residential Collateral Trust, Ser. 2002-BC7, Class M2, 6.223%, 10/25/32(h)	26,137
Aaa	881		Ser. 2002-BC8, Class A3, 5.872%, 11/25/32(h)	875,960
A2	1,042		Argent Securities, Inc., Ser. 2003-W10, Class M2, 6.522%, 1/25/34(h)	943,376
Baa2	1,475		BA Credit Card Trust, Ser. 2006-C5, Class C5, 5.491%, 1/15/16(h)	1,403,980
Baa2	740		Bank One Issuance Trust, Ser. 2003-C1, Class C1, 4.54%, 9/15/10	738,977
Aaa	398		Bear Stearns Asset Backed Securities, Inc., Ser. 2002-2 Class A2, 5.473%, 10/25/32(h)	394,562

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	11

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Aaa	$415	Brazos Student Finance Corp., Ser. 1998-A, Class A2, 4.85%, 6/1/23(h)	$416,063
Baa2	92	CDC Mortgage Capital Trust, Ser. 2002-HE3, Class M2, 8.248%, 3/25/33(h)	44,764
A1	600	Centex Home Equity, Ser. 2005-A, Class M4, 5.673%, 1/25/35(h)	520,940
Baa2	1,630	Citibank Credit Card Issuance Trust, Ser. 2003-C4, Class C4, 5.00%, 6/10/15	1,538,651
Aaa	3,500	College Loan Corp. Trust, Ser. 2006-1, Ser. A, I/O, 10.00%, 7/25/08	245,547
Baa1	513	Countrywide Asset Backed Certs., Ser. 2002-BC3, Class M2, 6.598%, 5/25/32(h)	332,253
Aa3	650	Ser. 2004-12, Class MV3, 5.532%, 3/25/35(h)	612,590
A2	52	CS First Boston Mtge. Securities Corp., Ser. 2002-HE4, Class M2, 7.122%, 8/25/32(h)	27,669
Aa2	520	Equity One ABS, Inc., Ser. 2004-3, Class M1, 5.70%, 7/25/34	506,917
Aa2	640	First Franklin Mortgage Loan Asset Backed Certs., Ser. 2005-FF6, Class M2, 5.312%, 5/25/36(h)	600,672
Aa2	520	Ser. 2005-FFH1, Class M2, 5.393%, 6/25/36(h)	478,400
Baa2	545	Ford Credit Auto Owner Trust, Ser. 2006-B, Class C, 5.68%, 6/15/12	545,243
Aa1	250	Fremont Home Loan Trust, Ser. 2003-B, Class M1, 5.572%, 12/25/33(h)	248,232
Aaa	1,500	GSAMP Trust, Ser. 2006-HE3, Class A2D, 5.122%, 5/25/36(h)	1,365,000

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Aa2	$950		Home Equity Asset Trust, Ser. 2003-5, Class M1, 5.572%, 12/25/33(h)	$930,267
Aaa	232		HSI Asset Securitization Corp. Trust, Ser. 2006-HE2, Class 2A1, 4.923%, 12/25/36(h)	228,143
Aaa	800		IXIS Real Estate Capital Trust, Home Equity Loan, Ser. 2006-HE1 Class A4, 5.173%, 3/25/36(h)	728,000
Aaa	750		Ser. 2006-HE2, Class A4, 5.133%, 8/25/36(h)	682,500
Aaa	14		Long Beach Mortgage Loan Trust, Ser. 2004-4, Class 1A1, 5.152%, 10/25/34(h)	13,561
BBB(e)	1,400	(f)	MBNA Master Credit Card Trust USA, Ser. 1999-J, Class C, 7.85%, 2/15/12	1,460,214
Aa2	542		Morgan Stanley ABS Capital I, Ser. 2003-HE1, Class M1, 5.673%, 5/25/33(h)	528,429
Aa1	1,600		New Century Home Equity Loan Trust, Ser. 2004-4, Class M1, 5.383%, 2/25/35(h)	1,538,963
Aaa	3	(f)	Quest Trust, Ser. 2004-X2, Class A1, 5.433%, 6/25/34(h)	3,364
Aa3	550	(g)	Residential Asset Mortgage. Products, Inc., Ser. 2004-RS12, Class MII2, 5.673%, 12/25/34(h)	497,750
A1	266		Saxon Asset Securities Trust, Ser. 2002-2, Class M2, 6.598%, 8/25/32(h)	227,467
Aaa	410		Ser. 2002-3, Class M1, 5.622%, 12/25/32(h)	401,152
Aa2	900		Securitized Asset Backed Receivables LLC Trust, Ser. 2006-FR1, Class M1, 5.272%, 11/25/35(h)	643,892

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	13

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

NR	$41		Small Business Administration Corp., Ser. 2000-P10B, Class 1, 7.449%, 8/10/10	$41,375
NR	1,055		Ser. 2001-P10B, Class 1, 6.344%, 3/10/35	1,076,306
NR	603		Small Business Administration Participation Certificates, Ser. 2001-20A, Class 1, 6.29%, 1/1/21	621,328
NR	214		Ser. 2003-201, Class 1, 5.13%, 9/1/23	214,370
Aaa	647		Structured Asset Investment Loan Trust, Ser. 2003-BC8, Class 3A3, 5.522%, 8/25/33(h)	633,617
BBB(e)	346	(g)	Structured Asset Securities Corp., Ser. 2002-HF2, Class M3, 6.872%, 7/25/32(h)	283,028

			Total asset backed securities	24,619,643

COLLATERALIZED MORTGAGE OBLIGATIONS 2.4%
AAA(e)	502		Banc of America Funding Corp., Ser 2005-D, Class A1, 4.111%, 5/25/35(h)	494,124
Aaa	52		Banc of America Mortgage Securities, Inc., Ser. 2004-2, Class 5A1, 6.50%, 10/25/31	52,669
Aaa	174		Bear Stearns Adjustable Rate Mortgage Trust, Ser. 2002-11, Class 1A1, 5.605%, 2/25/33(h)	173,625
Aaa	754		Bear Stearns Alt-A Trust, Ser. 2005-4, Class 23A1, 5.373%, 5/25/35(h)	755,968
Aaa	251		Ser. 2005-4, Class 23A2, 5.373%, 5/25/35(h)	250,451
Aaa	224		Countrywide Home Loans, Ser. 2005-HYB9, Class 3A2A, 5.25%, 2/20/36(h)	224,149

See Notes to Financial Statements.

14	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Aaa	$620	Countrywide Home Loan Mortgage Pass-Thru Trust, Ser. 2004-18CB, Class 3A-1, 5.25%, 9/25/19	$604,362
NR	9	Fannie Mae, Ser. 2000-32, Class FM, 5.485%, 10/18/30(h)	8,844
NR	445	Ser. 2001-29, Class Z, 6.50%, 7/25/31	453,361
NR	761	FHLMC Structured Pass-Through Securities, Ser. T-61, Class 1A1, 6.383%, 7/25/44(h)	762,124
NR	76	Ser. T-63, Class 1A1, 6.183%, 2/25/45(h)	76,539
NR	255	Freddie Mac, Ser. 1628, Class LZ, 6.50%, 12/15/23	262,652
NR	616	Ser. 1935, Class JZ, 7.00%, 2/15/27	639,888
NR	336	Ser. 2241, Class PH, 7.50%, 7/15/30	338,994
NR	4	Government National Mortgage Association, Ser. 2000-26, Class DF, 5.397%, 9/20/30(h)	4,256
NR	5	Ser. 2000-30, Class FB, 5.51%, 10/16/30(h)	4,848
Aaa	6	Indymac ARM Trust, Ser. 2001-H2, Class A1, 6.596%, 1/25/32(h)	6,010
Aaa	522	Master Alternative Loan Trust, Ser. 2004-4, Class 4A-1, 5.00%, 4/25/19	510,675
AAA(e)	532	Master Asset Securitization Trust, Ser. 2003-7, Class 1A2, 5.50%, 9/25/33	520,800
AAA(e)	208	Prime Mortgage Trust, Ser. 2004-CL1, Class 1A2, 5.272%, 2/25/34(h)	205,599
AAA(e)	54	Ser. 2004-CL1, Class 2A2, 5.272%, 2/25/19(h)	54,139

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	15

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

AAA(e)	$900	(f)	Regal Trust IV, Ser. 1999-1, Class A, 5.777%, 9/28/31(h)	$882,422
Aaa	109		Residential Funding Mortgage Securities I, Ser. 2003-S9, Class A1, 6.50%, 3/25/32	109,433
Aaa	938		Structured Adjustable Rate Mortgage Loan Trust, Ser. 2004-1, Class 4A-3, 4.17%, 2/25/34(h)	943,634
Aaa	131		Structured Asset Mortgage Investments, Inc., Ser. 2002-AR3, Class A1, 5.351%, 9/19/32(h)	130,802
Aaa	27		Structured Asset Securities Corp., Ser. 2002-1A, Class 4A, 6.063%, 2/25/32(h)	27,120
Aaa	16		Ser. 2002-14A, Class 2A1, 7.192%, 7/25/32(h)	16,078
Aaa	399		Thornburg Mortgage Securities Trust, Ser. 2006-6, Class A1, 4.982%, 11/25/46(h)	394,316
Aaa	1,054		WAMU Mortgage Pass-Through Certs., Ser. 2003-R1, Class A1, 5.412%, 12/25/27(h)	1,054,372
Aaa	160		Ser. 2005-AR13, Class A1A1, 5.162%, 10/25/45(h)	156,722
Aaa	20		Washington Mutual MSC Mortgage Pass-Thru Certs., Ser. 2003-AR1, Class 2A, 5.427%, 2/25/33(h)	19,850
AAA(e)	817		Wells Fargo Mortgage Backed Securities Trust, Ser. 2006-AR2, Class 2A1, 4.95%, 3/25/36(h)	808,657

			Total collateralized mortgage obligations	10,947,483

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

COMMERCIAL MORTGAGE BACKED SECURITIES 8.9%
AAA(e)	$1,450		Banc of America Commercial Mortgage, Inc., Ser. 2005-1, Class ASB, 4.85%, 11/10/42(h)	$1,438,139
Baa1	650	(f)	Bear Stearns Commercial Mortgage Securities, Ser. 2001-TOP4, Class E, 6.47%, 11/15/33(h)	634,453
Aaa	600		Ser. 2005-T18, Class AAB, 4.823%, 2/13/42(h)	581,220
Aaa	800		Ser. 2005-T20, Class AAB, 5.139%, 10/12/42(h)	790,782
Aaa	1,300		Citigroup/Deutsche Bank Commercial Mortgage Trust, Ser. 2007-CD4, Class A3, 5.293%, 12/11/49	1,276,479
A-(e)	4,300	(f)	Commercial Mortgage Acceptance Corp., Ser. 1998-C2, Class F, 5.44%, 9/15/30(h)	4,253,891
Aaa	390		Credit Suisse Mortgage Capital Certificates, Ser. 2006-C5, Class A3, 5.311%, 12/15/39	380,576
Aaa	3,300		Greenwich Capital Commercial Funding Corp., Ser. 2003-C1, Class A4, 4.111%, 7/5/35	3,105,064
AAA(e)	715		GS Mortgage Securities Corp. II, Ser. 2006-GG6, Class AAB, 5.587%, 4/10/38(h)	713,911
Aaa	1,500		J.P. Morgan Chase Commercial Mortgage Securities, Ser. 2003-CB6, Class A2, 5.255%, 7/12/37(h)	1,487,172
Aaa	1,740		Ser. 2003-ML1A, Class A2, 4.767%, 3/12/39	1,689,479
Aaa	1,880		Ser. 2005-CB13, Class A4, 5.294%, 1/12/43(h)	1,852,218

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	17

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#	Description	Value (Note 1)

Aaa	$1,800	Ser. 2005-LDP2, Class ASB, 4.659%, 7/15/42	$1,741,454
Aaa	870	Ser. 2005-LDP4, Class A4, 4.918%, 10/15/42(h)	833,024
Aaa	2,215	Ser. 2006-CB15, Class A4, 5.814%, 6/12/43(h)	2,244,358
Aaa	2,600	Ser. 2006-CB17, Class A4, 5.429%, 12/12/43	2,560,691
Aaa	600	LB-UBS Commercial Mortgage Trust, Ser. 2002-C2, Class C, 5.696%, 7/15/35	608,957
Aaa	1,295	Ser. 2003-C8, Class A3, 4.83%, 11/15/27	1,275,907
Aaa	1,100	Ser. 2004-C8, Class A6, 4.799%, 12/15/29(h)	1,056,978
Aaa	1,700	Ser. 2006-C4, Class A4, 5.883%, 6/15/38(h)	1,739,313
Aaa	1,500	Merrill Lynch Mortgage Trust, Ser. 2004-KEY2, Class A3, 4.615%, 8/12/39	1,457,036
Aaa	385	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2006-2, Class A4, 5.91%, 6/12/46(h)	393,965
Aaa	2,600	Ser. 2007-5, Class A4, 5.378%, 8/12/48	2,545,049
AAA(e)	1,410	Morgan Stanley Capital I, Ser. 2005-IQ9, Class A4, 4.66%, 7/15/56	1,348,979
AAA(e)	3,930	Wachovia Bank Commercial Mortgage Trust, Ser. 2003-C3, Class A2, 4.867%, 2/15/35	3,837,592
AAA(e)	1,245	Ser. 2003-C9, Class A3, 4.608%, 12/15/35	1,224,226

		Total commercial mortgage backed securities	41,070,913

See Notes to Financial Statements.

18	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

CORPORATE BONDS 38.5%

Aerospace & Defense 0.2%
Ba3	$737	(g)	Hawker Beechcraft, Inc., Bank Loans, 7.244%, 3/26/14	$718,982
Ba3	63	(g)	7.244%, 3/26/14	61,143
Baa1	48		Raytheon Co., Notes, 4.50%, 11/15/07	47,975

				828,100

Airlines 1.1%
Ba1	1,150		American Airline, Inc., Pass-Thru Certs., Ser. 01-1, 6.817%, 5/23/11	1,118,375
Baa2	1,800		Continental Airlines, Inc., Pass-Thru Certs., Ser. 00-2, 7.487%, 10/2/10	1,840,500
Baa2	7		Ser. 01-1, 6.703%, 6/15/21	6,891
Ba1	537		7.373%, 12/15/15	520,674
Baa1	500	(b)	Ser. A, 5.983%, 4/19/22	491,535
Baa1	700	(f)	Delta Air Lines, Inc., Collateralized, 6.821%, 8/10/22	705,306
Baa2	450		United Airlines, Inc., 6.636%, 7/2/22	445,500
NR	123	(g)	United Airlines, Inc., Pass-Thru Certs., Ser. A-4, 9.21%, 1/21/17	61,629

				5,190,410

Automotive 0.6%
Ba3	993	(g)	Ford Motor Co., Bank Loan, 8.21%, 12/12/13	954,154
B1	800		Ford Motor Credit Co., Notes, 6.625%, 6/16/08	796,426
B1	200		7.875%, 6/15/10	192,807

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	19

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Ba3	$988	(g)	Oshkosh Truck Corp., Bank Loan, 7.45%, 12/6/13	$970,321

				2,913,708

Banking 2.8%
Ba1	775	(f)	Alfa MTN Markets Ltd for ABH Financial Ltd. (Cypress), Notes, 8.20%, 6/25/12	738,110
Ba1	1,775	(f)	Banco BMG SA (Brazil), Sr. Unsec.’d. Notes, 8.75%, 7/1/10	1,812,808
A2	650	(f)	Chuo Mitsui Trust & Banking Co. Ltd. (Japan), Sub. Notes, 5.506%, 12/29/49(h)	599,015
Aaa	1,395	(f)	Depfa ACS Bank (Ireland), 5.125%, 3/16/37	1,319,512
Aa1	600		Dnb Norbank Asa (Norway), Notes, 5.5475%, 2/25/08(h)	599,891
Ba2	400		Dresdner Kleinwort Wasserstein (Germany), Notes, 7.75%, 9/23/09	404,600
A1	100	(f)	HBOS PLC (United Kingdom), Sub. Notes, 5.92%, 9/29/49(h)	90,884
Aa3	100		HSBC Holdings PLC (United Kingdom), Unsec’d. Notes, 6.50%, 5/2/36	98,722
Baa2	985	(f)	HSBK Europe BV (Netherlands), Gtd. Notes, 7.25%, 5/3/17	920,286
Baa2	900	(b)(f)	ICICI Bank Ltd. (India), Bonds, 7.25%, 12/31/49(h)	835,677
Baa2	600	(f)	ICICI Bank, Ltd. (Singapore), Notes, 5.75%, 11/16/10	602,050
Baa2	650	(f)	Kazkommerts International BV (Netherlands), Gtd. Notes, 7.875%, 4/7/14	593,125
Baa2	360	(b)(f)	8.00%, 11/3/15	318,096

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa3	$700		Krung Thai Bank PCL (Thailand), Sub. Notes, 7.378%, 12/31/49(h)	$708,488
A1	400	(b)(f)	Northern Rock PLC (United Kingdom), Sub Notes, 6.594%, 12/31/49(h)	320,000
A2	900	(f)	Resona Preferred Global Securities Ltd. (Cayman Islands), Notes, 5.85%, 9/29/49(h)	833,783
Ba2	800	(f)	Russian Standard Finance SA for Russian Standard Bank (Luxembourg), Sr. Unsec’d. Notes, 7.50%, 10/7/10	730,000
Aa3	1,600	(b)(f)	Sumitomo Mitsui Banking Corp. (Japan), Notes, 5.625%, 7/29/49(h)	1,493,542

				13,018,589

Brokerage 1.2%
A1	760		Goldman Sachs Group, Inc., Sub. Notes, 6.45%, 5/1/36	742,575
A1	930		6.75%, 10/1/37	933,507
A2	520	(b)	Lehman Brothers Holdings, Inc., Sub. Notes, 6.50%, 7/19/17	523,702
A2	1,500		Merrill Lynch & Co, Inc., Sub Notes, 6.11%, 1/29/37	1,379,352
Aa3	2,060		Morgan Stanley, Notes, MTN, 5.45%, 1/9/17	1,992,371

				5,571,507

Building Materials & Construction 0.4%
Baa3	855		American Standard, Inc., Gtd. Notes, 7.625%, 2/15/10	895,717
Ba1	140		Centex Corp., Sr. Unsec’d. Notes, 6.50%, 5/1/16	126,676

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	21

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa3	$900		RPM International, Inc., Sr. Notes, 4.45%, 10/15/09	$896,074
Baa3	247		Ryland Group, Inc., Sr. Notes, 5.375%, 6/1/08	244,172

				2,162,639

Cable 1.0%
Baa2	475		Comcast Cable Communications Holdings, Inc., Gtd. Notes, 9.455%, 11/15/22	613,308
B2	1,000		CSC Holdings, Inc., Sr. Notes, 7.875%, 12/15/07	1,000,922
Ba3	1,250	(g)	Insight Midwest Holding LLC, Bank Loan, 6.25%, 10/6/13	1,222,570
Baa2	1,365	(f)	Time Warner Cable, Inc., Sr. Unsec’d. Notes, 5.40%, 7/2/12	1,360,898
Baa2	510	(f)	5.85%, 5/1/17	505,647

				4,703,345

Capital Goods 0.9%
Baa1	270	(f)	Erac USA Finance Co., Notes, 6.20%, 11/1/16	266,515
Baa2	625		FedEx Corp., Gtd. Notes, 7.25%, 2/15/11	668,674
A2	1,500		Rockwell Automation, Inc., Debs., 5.20%, 1/15/98	1,235,005
Ba3	995	(g)	Sensata Technologies, Bank Loan, 6.7606%, 4/27/13	966,712
A2	945		United Technologies Corp., Sr. Notes, 6.05%, 6/1/36	977,730

				4,114,636

Chemicals 1.1%
Ba1	550		Huntsman International LLC, Gtd. Notes, 11.625%, 10/15/10	583,000

See Notes to Financial Statements.

22	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa2	$540		ICI Wilmington, Inc., Gtd. Notes, 4.375%, 12/1/08	$537,795
Baa3	200		Lubrizol Corp., Notes, 5.875%, 12/1/08	200,664
Baa3	1,100		Sr. Notes, 4.625%, 10/1/09	1,091,140
Baa1	2,200		Potash Corp. of Saskatchewan (Canada), Notes, 5.875%, 12/1/36	2,082,064
Ba2	850		Union Carbide Corp., Debs., 7.50%, 6/1/25	861,725

				5,356,388

Consumer 0.5%
B1	1,000	(g)	Huish Detergents, Inc., Bank Loan, 7.355%, 4/26/14	950,536
Aa3	360		Procter & Gamble Co., Sr. Notes, 5.55%, 3/5/37	353,323
Caa1	1,000	(b)(f)	Realogy Corp., Notes, PIK, 11.00%, 4/15/14	815,000
A3	120		Western Union Co. (The), Gtd. Notes, 5.93%, 10/1/16	119,256

				2,238,115

Electric 3.7%
Baa2	750		CenterPoint Energy Houston Electric LLC, Gen. Ref. Mortgage Bonds, Ser. J2, 5.70%, 3/15/13	755,132
Baa1	250		Consumers Energy Co., First Mortgage Bonds, Ser. B, 5.375%, 4/15/13	248,897
A2	200	(f)	EDP Finance BV (Netherlands), Sr. Unsec’d. Notes, 6.00%, 2/2/18	199,388
Baa2	750		El Paso Electric Co., Sr. Unsec’d. Notes, 6.00%, 5/15/35	710,641

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	23

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa3	$185		Empresa Nacional de Electricidad SA (Chile), Notes, 8.35%, 8/1/13	$207,705
Baa2	500		Energy East Corp., Notes, 6.75%, 6/15/12	523,830
Baa2	15		6.75%, 9/15/33	15,450
Baa3	1,000		Enersis SA (Chile), Notes, 7.375%, 1/15/14	1,062,238
Baa1	125		Exelon Corp., Notes, 4.90%, 6/15/15	117,277
A3	750		Exelon Generation Co. LLC, Sr. Unsec’d. Notes, 6.20%, 10/1/17	752,753
A2	560		Georgia Power Co., Unsub. Notes, 5.70%, 6/1/17	565,359
A1	400	(f)	Korea East-West Power Co. Ltd. (South Korea), Sr. Unsub. Notes, 4.875%, 4/21/11	398,019
Baa3	355		NiSource Finance Corp., Gtd. Notes, 5.45%, 9/15/20	326,950
A2	400		Northern State Power Co., First Mtge. Bonds, Ser. B, 8.00%, 8/28/12	446,935
Ba1	498	(g)	NRG Energy, Inc., Bank Loans, 7.35%, 2/1/13	486,568
Ba1	1,196	(g)	7.35%, 2/1/13	1,169,094
B2	383	(g)	8.098%, 6/8/14	373,921
B2	503		Orion Power Holdings, Inc., Sr. Notes, 12.00%, 5/1/10	555,815
Baa3	1,500		PSEG Funding Trust II, Notes, 5.381%, 11/16/07	1,499,213
B2	2,000	(g)	Reliant Energy, Inc., Bank Loan, 4.998%, 3/31/14	1,934,999
Baa3	975		Sierra Pacific Power Co., 6.75%, 7/1/37	1,018,909
Ba1	235		TECO Energy, Inc., Sr. Notes, 7.50%, 6/15/10	246,687

See Notes to Financial Statements.

24	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Ba3	$1,000	(g)	Texas Competitive Electric Holdings Co. LLC, Bank Loan, 8.60%, 10/10/14	$999,141
B3	1,000	(f)	Gtd. Notes, 10.25%, 11/1/15	1,005,000
Baa1	750		Virginia Electric and Power Co., Sr. Unsec’d. Notes, 6.00%, 5/15/37	736,952
Baa1	775		Xcel Energy, Inc., Sr. Notes, 3.40%, 7/1/08	765,719

				17,122,592

Emerging Market Bonds 0.1%
Baa3	679	(f)	Alfa Diversified Payment Rights Finance Co. SA (Luxembourg), Ser. 1A, Class A, 7.294%, 3/15/11(h)	658,630

Energy—Integrated 0.5%
A3	800		Suncor Energy, Inc. (Canada), Notes, 6.50%, 6/15/38	837,422
Baa2	1,500	(f)	TNK-BP Finance SA (Luxembourg), Gtd. Notes, 6.625%, 3/20/17	1,370,625

				2,208,047

Energy—Other 1.0%
Baa1	775	(f)	GS Caltex Corp. (South Korea), Bonds, 7.75%, 7/25/11	839,048
A2	135		Halliburton Co., Sr. Notes, 5.50%, 10/15/10	137,172
Ba3	250		Newfield Exploration Co., Sr. Sub. Notes, 6.625%, 4/15/16	245,000
Baa2	835		Nexen, Inc. (Canada), Unsec’d. Notes, 6.40%, 5/15/37	830,808

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	25

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

A3	$900		Occidental Petroleum Corp., Notes, MTN, 4.25%, 3/15/10	$895,721
Ba1	700		Pioneer Natural Resources Co., Bonds, 6.875%, 5/1/18	660,430
Baa2	90		Talisman Energy, Inc. (Canada), Sr. Unsec’d. Notes, 6.25%, 2/1/38	87,631
Baa1	360	(f)	Weatherford International, Inc., Gtd. Notes, 6.35%, 6/15/17	369,075
Baa3	470		Western Oil Sand, Inc. (Canada), Sec’d. Notes, 8.375%, 5/1/12	522,288

				4,587,173

Foods 1.3%
Baa2	435		ConAgra Foods, Inc., Sr. Unsec’d. Notes, 7.00%, 10/1/28	461,184
Baa3	310		Delhaize Group (Belgium), Sr. Unsub. Notes, 6.50%, 6/15/17	317,331
Caa1	1		Dole Food Co., Inc., Gtd. Notes, 7.25%, 6/15/10	950
Baa2	1,100	(f)	HJ Heinz Co., Notes, 6.428%, 12/1/08	1,119,173
Baa2	120		Kraft Foods, Inc., Sr. Unsec’d. Notes, 5.625%, 11/1/11	121,643
Caa1	700		National Beef Packing Co. LLC, Sr. Unsec’d. Notes, 10.50%, 8/1/11	703,500
Ba1	2,425		Tyson Foods, Inc., Sr. Unsec’d. Notes, 6.85%, 4/1/16	2,522,198
Ba2	400		8.25%, 10/1/11	431,940

See Notes to Financial Statements.

26	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa2	$420		Yum! Brands, Inc., Sr. Notes, 8.875%, 4/15/11	$464,914

				6,142,833

Gaming 0.4%
Ba3	998	(g)	Las Vegas Sands LLC, Bank Loans, 6.95%, 5/23/14	967,191
Ba3	250	(g)	7.256%, 5/23/14	242,404
B1	4		Mandalay Resort Group, Sr. Sub. Notes, 9.375%, 2/15/10	4,200
Ba2	750		MGM Mirage, Inc., Gtd. Notes, 6.875%, 4/1/16	716,250

				1,930,045

Healthcare & Pharmaceutical 3.8%
Caa2	410		Accellent, Inc., Gtd. Notes, 10.50%, 12/1/13	386,425
B3	400		Alliance Imaging, Inc., Sr. Sub. Notes, 7.25%, 12/15/12	382,000
Ba1	2,600	(a)	AmerisourceBergen Corp., Gtd. Notes, 5.875%, 9/15/15	2,573,396
Baa2	105	(f)	Cardinal Health, Inc., Sr. Unsec’d. Notes, 6.30%, 10/15/16	108,471
Ba3	80	(g)	Community Health Systems, Inc., Bank Loans, 7.493%, 7/25/14	78,473
Ba3	1,220	(g)	7.61%, 7/25/14	1,189,840
B3	800	(f)	Sr. Notes, 8.875%, 7/15/15	810,000
Ba3	496	(g)	HCA, Inc., Bank Loan, 7.448%, 11/17/13	484,281
B2	600		Sec’d. Notes, PIK, 9.625%, 11/15/16	634,500
Caa1	1,200		Sr. Unsec’d. Notes, MTN, 8.70%, 2/10/10	1,213,285

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	27

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Ba2	$1,493	(g)	Health Management Associates, Bank Loan, 6.948%, 2/28/14	$1,422,850
Baa3	1,400		Hospira, Inc., Sr. Notes, 5.55%, 3/30/12	1,401,540
B1	1,197	(g)	Inverness Medical Innovations, Bank Loan, 7.34%, 6/26/14	1,170,068
Ba3	1,696	(g)	PTS Acquisition Corp., Bank Loan, 7.61%, 4/10/14	1,626,330
Baa1	1,185		Schering-Plough Corp., Sr. Unsec’d. Notes, 5.55%, 12/1/13	1,189,848
Ba2	193	(g)	Sun Healthcare Group, Bank Loans, 5.26%, 4/12/14	187,552
Ba2	124	(g)	7.065%, 4/12/14	120,569
Ba2	851	(g)	7.381%, 4/12/14	826,319
A3	655		Wyeth, Unsub. Notes, 5.45%, 4/1/17	645,505
A3	915		5.95%, 4/1/37	904,915
A3	185		6.45%, 2/1/24	192,174

				17,548,341

Health Care Insurance 1.7%
Baa2	965		Cigna Corp., Sr. Unsec’d. Notes, 5.375%, 3/15/17	933,185
Baa2	1,600		6.15%, 11/15/36	1,570,158
Ba1	2,100		Coventry Health Care, Inc., Sr. Unsec’d. Notes, 6.125%, 1/15/15	2,093,432
Ba2	585		Health Net, Inc., Bonds, 6.375%, 6/1/17	577,807
A3	1,640	(f)	United Healthcare Group, Inc., Bonds, 6.00%, 6/15/17	1,675,914
Baa1	1,140		WellPoint, Inc., Sr. Unsec’d. Notes, 5.875%, 6/15/17	1,148,646

				7,999,142

See Notes to Financial Statements.

28	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Insurance 1.1%
A3	$300		Ace INA Holdings, Inc., Gtd. Notes, 5.70%, 2/15/17	$298,739
Baa1	500		Allied World Assurance Holdings Ltd., Sr. Unsec’d. Notes, 7.50%, 8/1/16	532,345
Aa2	625	(a)	American International Group, Inc., Notes, 4.25%, 5/15/13	587,986
Aa2	200		Sr. Notes, 5.05%, 10/1/15	193,895
Baa1	2,350		Axis Capital Holdings Ltd., Notes, 5.75%, 12/1/14	2,327,197
A3	820		Travelers Cos. Inc. (The), Sr. Unsec.’d Notes, 6.25%, 6/15/37	809,030
Baa2	260		XL Capital Ltd. (Cayman Islands), Notes, 6.50%, 12/31/49(h)	241,470
A3	25		Sr. Notes, 5.25%, 9/15/14	23,624

				5,014,286

Lodging 0.3%
Ba3	500		Felcor Lodging LP, Notes, 7.26%, 12/1/11(h)	500,000
Ba1	440		Royal Caribbean Cruises Ltd. (Liberia), Sr. Notes, 8.00%, 5/15/10	461,793
Baa3	380		Starwood Hotels & Resorts Worldwide, Inc., Sr. Unsec’d. Notes, 6.25%, 2/15/13	381,273

				1,343,066

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	29

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Media & Entertainment 1.8%
Baa3	$1,055		Clear Channel Communications, Inc., Gtd. Notes, 8.00%, 11/1/08	$1,072,175
B1	680		Dex Media West LLC, Gtd. Notes, Ser. B, 9.875%, 8/15/13	725,050
Ba2	250	(g)	Idearc, Inc., Bank Loans, 6.86%, 11/17/13	246,224
Ba2	995	(g)	7.20%, 11/17/14	979,965
Baa2	550		News America, Inc., Gtd. Notes, 7.625%, 11/30/28	610,263
Ba1	1,133	(g)	RH Donnelley Corp., Bank Loan, 6.86%, 6/30/11	1,114,255
B3	800	(f)	RH Donnelley Corp., Sr. Notes, 8.875%, 10/15/17	800,000
Ba3	1,300	(g)	Univision Communications Inc., Bank Loan, 7.45%, 9/29/14	1,230,260
Baa3	700		Viacom, Inc., Sr. Notes, 5.75%, 4/30/11	706,756
Baa3	425		6.875%, 4/30/36	431,244
Baa3	265		Sr. Unsec’d. Notes, 6.75%, 10/5/37	269,860

				8,186,052

Metals 0.6%
Ba1	200		Peabody Energy Corp., Gtd. Notes, 7.375%, 11/1/16	208,000
Ba2	295		Russel Metals, Inc. (Canada), Gtd. Notes, 6.375%, 3/1/14	280,250
B2	1,500	(f)	Ryerson, Inc., Sec’d. Notes, 12.00%, 11/1/15	1,541,250
Baa2	900	(f)	Xstrata Finance Canada Ltd. (Canada), Gtd. Notes, 5.50%, 11/16/11	903,460

				2,932,960

See Notes to Financial Statements.

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Moody’s Rating (Unaudited)	Principal Amount (000)#			Description	Value (Note 1)

Non-Captive Finance 3.4%
Baa2		$995	(f)	Bosphorus Financial Service Ltd. (Cayman Islands), Sec’d. Notes, 7.357%, 2/15/12(h)	$989,030
BB(e)		600	(f)(g)	Calabash Re Ltd. (Cayman Islands), Notes, 14.094%, 1/8/10(h)	620,400
Baa1		150		Capital One Financial Corp., Sub. Notes, 6.15%, 9/1/16	146,524
A2		2,480		CIT Group, Inc., Sr. Notes, 5.65%, 2/13/17	2,292,203
Baa3		815		Countrywide Financial Corp., Gtd. Notes, MTN, 5.80%, 6/7/12	701,729
Aaa	AUD	1,090		GE Capital Australia Funding Pty. Ltd. (Australia), Gtd. Notes, MTN, 6.00%, 4/15/15	921,049
Aaa		700		General Electric Capital Corp., Sr. Unsec’d. Notes, 5.095%, 10/26/09(h)	698,065
Aaa		2,300		5.303%, 10/6/10(h)	2,289,714
Ba1		100		GMAC LLC, Sr. Unsub. Notes, 6.00%, 12/15/11	88,726
A1		900		HSBC Finance Capital Trust IX, Gtd. Notes, 5.911%, 11/30/35(h)	860,601
Baa3		1,750		Nelnet, Inc., Notes, 7.40%, 9/29/36(h)	1,720,245
Baa3		300	(f)	Phoenix Quake Ltd. (Cayman Islands), Notes, 7.68%, 7/3/08(h)	300,855
Baa3		400	(f)	Phoenix Quake Wind Ltd. (Cayman Islands), Notes, 7.68%, 7/3/08(h)	400,580
Aaa		1,090	(f)(g)	Preferred Term Securities Ltd. (Cayman Islands), Sr. Notes, 5.92%, 7/3/33(h)	1,081,456

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	31

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#			Description	Value (Note 1)

Ba1	AUD	430		Residential Capital Corp., Sr. Notes, 7.50%, 4/17/13	$313,900
Ba1		1,000		Sr. Unsec’d. Notes, 7.375%, 6/30/10	737,500
Ba1	GBP	1,000		8.875%, 7/1/14, MTN	1,455,513

					15,618,090

Non-Corporate Foreign Agency 1.3%
A1		100		China Development Bank (China), Notes, 5.00%, 10/15/15	97,070
Ba2		400		Credit Suisse First Boston International for CJSC The EXIM of Ukraine (United Kingdom), Bonds, 6.80%, 10/4/12	389,680
A1		100	(f)	Export-Import Bank of China, (China), Notes, 4.875%, 7/21/15	96,356
BBB+(e)		$544	(f)	Gazprom International SA (Luxembourg), Gtd. Notes, 7.201%, 2/1/20	558,798
A3		420		Gazprom OAO (Russia), Sec’d. Notes, 10.50%, 10/21/09	458,024
BB-(e)		1,390	(f)	National Power Corp. (Philippines), Gtd. Notes, 9.744%, 8/23/11(h)	1,529,000
Baa1		100		Pemex Project Funding Master Trust, Gtd. Notes, 6.625%, 6/15/35	106,900
Baa1		1,000		9.125%, 10/13/10	1,113,000
Baa1		80	(f)	Petroleum Export Ltd. (Cayman Islands), Sr. Notes, 5.265%, 6/15/11	79,535
A1		1,530	(f)(i)	Petronas Capital Ltd. (Malaysia), Gtd. Notes, (cost $1,533,229; purchased 5/15/02 - 6/25/02) 7.00%, 5/22/12	1,643,912

See Notes to Financial Statements.

32	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Aa2	$250	(f)(i)	Ras Laffan Liquefied Natural Gas Co. Ltd. II (Qatar), Bonds, (cost $250,000; purchased 8/4/05) 5.298%, 9/30/20	$241,420

				6,313,695

Paper 0.6%
B2	525		Catalyst Paper Corp. (Canada), Gtd. Notes, 8.625%, 6/15/11	414,750
Ba1	645	(g)	Domtar Corp., Bank Loan, 6.475%, 3/5/14	633,713
B2	780		Graphic Packaging International Corp., Gtd. Notes, 8.50%, 8/15/11	791,699
Baa3	725		International Paper Co., Notes, 4.00%, 4/1/10	705,217
Ba3	485		Norampac, Inc. (Canada), Sr. Notes, 6.75%, 6/1/13	461,963

				3,007,342

Pipelines & Other 1.1%
Baa3	1,290		Atmos Energy Corp., Notes, 4.00%, 10/15/09	1,264,596
Baa3	240		CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes, 6.125%, 11/1/17	240,637
Ba3	700	(b)	El Paso Corp., Sr. Notes, MTN, 7.75%, 1/15/32	701,552
Ba2	1,257	(g)	Kinder Morgan, Inc., Bank Loan, 6.63%, 5/30/14	1,225,006
Baa2	1,500		Oneok, Inc., Sr. Unsec’d. Notes, 5.51%, 2/16/08	1,499,301

				4,931,092

Railroads 0.5%
Baa1	850		Burlington Northern Santa Fe Corp., Unsec’d. Notes, 6.15%, 5/1/37	839,734

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	33

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

Baa3	$800		CSX Corp., Sr. Notes, 5.75%, 3/15/13	$803,896
Baa2	585		Union Pacific Corp., Sr. Unsec’d. Notes, 5.45%, 1/31/13	585,098

				2,228,728

Real Estate Investment Trusts 0.4%
Baa3	500		Equity One, Inc., Gtd., Notes, 3.875%, 4/15/09	489,304
Baa3	665		Post Apartment Homes LP, Sr. Notes, 5.45%, 6/1/12	656,297
Baa1	600		Realty Income Corp., Sr. Unsec’d. Notes, 6.75%, 8/15/19	604,806

				1,750,407

Retailers 0.9%
Ba2	1,510		Couche-Tard Finance Corp., Sr. Sub. Notes, 7.50%, 12/15/13	1,528,875
Baa2	1,310		CVS Caremark Corp., Sr. Unsec’d. Notes, 6.25%, 6/1/27	1,302,606
B2	1,000		Neiman-Marcus Group, Inc., Gtd. Notes, PIK, 9.00%, 10/15/15	1,055,000
A1	300		Target Corp., Bonds, 6.50%, 10/15/37	303,947

				4,190,428

Technology 1.4%
Ba1	650		Certegy, Inc., Notes, 4.75%, 9/15/08	644,312
Baa1	375		Equifax, Inc., Notes, 4.95%, 11/1/07	374,991
Ba3	400	(g)	First Data Corp., Bank Loans, 7.96%, 9/24/14	386,250
Ba3	600	(g)	7.96%, 9/24/14	578,250

See Notes to Financial Statements.

34	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

B3	$950	(b)(f)	Gtd. Notes, 9.875%, 9/24/15	$909,624
Ba1	3,139	(g)	Flextronics International Ltd., Bank Loans, 7.234%, 10/1/14	309,688
Ba1	1,088	(g)	7.474%, 10/1/14	1,077,712
B1	700		Freescale Semiconductor, Inc., Sr. Notes, PIK, 9.125%, 12/15/14	633,500
B2	500	(b)	Sr. Unsub. Notes, 10.125%, 12/15/16	453,125
Ba1	400		Jabil Circuit, Inc., Sr. Notes, 5.875%, 7/15/10	404,216
Baa1	31		Motorola, Inc., Sr. Unsec’d. Notes, 8.00%, 11/1/11	33,844
Ba3	600	(g)	Sungard Data Systems, Inc., Bank Loan, 7.356%, 2/28/14	591,205

				6,396,717

Telecommunications 2.3%
A2	178	(f)	ALLTEL Ohio LP, Gtd. Notes, 8.00%, 8/15/10	194,380
A2	600		AT&T Corp., Sr. Notes, 8.00%, 11/15/31	744,701
A2	505		Cingular Wireless Services, Inc., Notes, 8.125%, 5/1/12	563,202
A3	1,325		Cingular Wireless Services, Inc., Sr. Notes, 8.75%, 3/1/31	1,713,322
Baa3	3,100		Embarq Corp., Sr. Unsec’d Notes, 7.082%, 6/1/16	3,239,912
B1	400		Quest Capital Funding, Inc., Gtd. Notes, 7.25%, 2/15/11	402,000
Ba1	500		Qwest Corp., Sr. Notes, 7.625%, 6/15/15	526,250
Ba1	250		7.875%, 9/1/11	263,750

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	35

Portfolio of Investments

as of October 31, 2007 continued

Moody’s Rating (Unaudited)	Principal Amount (000)#			Description	Value (Note 1)

Baa3		$440		Sprint Nextel Corp., Unsec’d. Notes, 6.00%, 12/1/16	$423,064
Baa2		540		Telecom Italia Capital SA (Luxembourg), Gtd. Notes, 4.875%, 10/1/10	536,602
Baa1		500		TELUS Corp. (Canada), Notes, 8.00%, 6/1/11	542,334
Caa2		1,300		Suncom Wireless, Inc., Gtd. Notes 8.50%, 6/1/13	1,363,375
A3		30	(b)	Verizon Communications, Inc., Sr. Notes, 5.85%, 9/15/35	29,480

					10,542,372

Tobacco 0.5%
Baa1		325		Altria Group, Inc., Notes, 7.65%, 7/1/08	331,576
Ba1		1,200		Reynolds American, Inc., Gtd. Notes, 6.50%, 7/15/10	1,238,361
Ba1		650		6.75%, 6/15/17	669,894

					2,239,831

				Total corporate bonds	178,989,306

FOREIGN GOVERNMENT OBLIGATIONS 4.6%
Ba1		1,500	(b)	Brazilian Government International Bonds, 9.25%, 10/22/10	1,687,500
Ba1	BRL	1,250	(b)	12.50%, 1/5/16	819,056
Aa2	EUR	890		Buoni Poliennali Del Tesoro (Italy), Bonds, 4.00%, 2/1/37	1,124,544
Aaa	EUR	1,285		Deutsche Bundesrepublik, 4.00%, 1/4/37	1,712,949
B3		540		Federal Republic of Argentina, 3.00%, 4/30/13(h)	345,600
B3		1,188		5.389%, 8/3/12(h)	1,078,369
A2	HUF	226,630		Hungary Government Bond, 8.00%, 2/12/15	1,403,264

See Notes to Financial Statements.

36	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#			Description	Value (Note 1)

B1	EUR	255		Jamaican Government Bond, 11.00%, 7/27/12	$413,703
Baa1	MXN	29,500		Mexican Bonos, 8.00%, 12/24/08	2,774,453
Baa1		780		Mexico Government International Bonds, 5.942%, 1/13/09(h)	786,240
Baa1		582		7.50%, 1/14/12	640,200
Baa1		1,000		8.00%, 9/24/22	1,237,500
Ba1		310		Panama Government International Bond, 9.375%, 7/23/12	357,275
Ba2		490	(f)	Peru Enhanced Pass-Thru Finance Ltd., Zero, 5/31/18	335,650
Ba2		1		Peru Government International Bond, 6.55%, 3/14/37	1,198
A2	PLN	10,820		Poland Government Bond, Ser. 1015 , 6.25%, 10/24/15	4,503,699
Baa2		717	(f)	Russian Government International Bond, 8.25%, 3/31/10	745,366
Ba3		475		Turkey Government International Bond, 9.875%, 3/19/08	483,313
B1		160		Uruguay Government International Bond, 7.25%, 2/15/11	167,000
B2		625		Venezuela Government International Bond, 10.75%, 9/19/13	699,063

				Total foreign government obligations	21,315,942

MORTGAGE BACKED SECURITIES 38.3%
				Federal Home Loan Mortgage Corp.
		1,115		4.50%, 2/1/19 - 7/1/19	1,080,275
		4,542		5.00%, 11/1/18 - 5/1/34	4,448,868

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	37

Portfolio of Investments

as of October 31, 2007 continued

Principal Amount (000)#	Description	Value (Note 1)

$1,072	5.238%, 12/1/35(h)	$1,070,403
2,400	5.50%, 10/1/33 - 7/1/34	2,371,213
12,000	5.50%, TBA 30 YR	11,812,500
4,680	6.00%, 2/1/16 - 12/1/36	4,727,620
7,000	6.00%, TBA 30 YR	7,043,750
821	6.50%, 3/1/16 - 11/1/33	845,463
404	7.00%, 9/1/32	421,248
6	7.364%, 7/1/30(h)	6,123
44	8.50%, 8/1/24 - 12/1/25	47,507
	Federal National Mortgage Association
3,271	4.00%, 5/1/19 - 3/1/20	3,089,219
10,695	4.50%, 6/1/18 - 9/1/35	10,178,245
2,500	4.50%, TBA 15 YR	2,417,970
10,855	5.00%, 9/1/17 - 8/1/35	10,716,410
14,000	5.00%, TBA 30 YR	13,426,868
48	5.527%, 1/1/28(h)	48,190
47,051	5.50%, 3/1/16 - 10/1/35	46,553,110
1,500	5.50%, TBA 15 YR	1,502,343
105	5.557%, 5/1/36(h)	106,336
1,000	5.914%, 6/1/37(h)	1,015,366
4,941	5.986%, 7/1/37(h)	5,020,567
28,366	6.00%, 5/1/16 - 12/1/36	28,633,608
294	6.375%, 9/1/40(h)	295,566
3,633	6.50%, 12/1/17 - 11/1/33	3,739,698
6,000	6.50%, TBA 30 YR	6,140,628
235	7.00%, 3/1/32 - 6/1/32	246,219
31	7.153%, 9/1/31(h)	30,966
	Government National Mortgage Association
7,993	5.50%, 8/15/33 - 5/20/37	7,916,083
554	6.00%, 1/15/33 - 12/15/33	561,823
25	6.125%, 11/20/29(h)	25,570
162	6.375%, 5/20/30(h)	163,444
1,970	6.50%, 9/15/32 - 11/15/33	2,031,003
2	8.00%, 8/20/31	1,685
2	8.50%, 6/15/30	2,429

	Total mortgage backed securities	177,738,316

See Notes to Financial Statements.

38	Visit our website at www.jennisondryden.com

Moody’s Rating (Unaudited)	Principal Amount (000)#		Description	Value (Note 1)

MUNICIPAL BONDS 0.6%

California 0.3%
Aaa	$1,100		Golden State Tobacco Securitization Corp., Tobacco Settlement Rev., Ser 2003-A-1 6.25%, 6/1/33	$1,207,415
Aaa	300		6.75%, 6/1/39	347,238

				1,554,653

Georgia 0.1%
Aaa	400		Georgia St Rd. & Twy. Auth. Rev., 5.00%, 3/1/21	416,396

Pennsylvania 0.2%
Aaa	1,000		Adams Cnty. Penn., F.G.I.C., G.O., 4.75%, 11/15/28	1,007,280

			Total municipal bonds	2,978,329

STRUCTURED NOTES 2.2%
B3	6,000	(b)(f)	CDX North America High Yield, Gtd. Notes, Ser. 9-T1 8.75%, 12/29/12	5,955,000
B3	1,750	(f)	Dow Jones CDX High Yield, Pass-Thru Certs., Ser. 5-T3, 8.25%, 12/29/10 Ser. 6-T1,	1,813,438
B3	2,624	(f)	8.625%, 6/29/11	2,649,735

			Total structured notes	10,418,173

U.S. GOVERNMENT TREASURY SECURITIES 0.4%
	590	(b)	United States Treasury Bonds, 4.75%, 2/15/37	589,677
	745		United States Treasury Notes, 3.875%, 10/31/12	735,456
	530	(b)	4.75%, 8/15/17	541,676

			Total U.S. government treasury securities	1,866,809

			Total long-term investments (cost $476,700,552)	469,944,914

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	39

Portfolio of Investments

as of October 31, 2007 continued

Shares	Description	Value (Note 1)

SHORT-TERM INVESTMENTS 10.5%
AFFILIATED MUTUAL FUNDS
2,662,766	Dryden Core Investment Fund - Short Term Bond Series (cost $26,627,146)(d)	$25,802,202
22,965,842	Dryden Core Investment Fund - Taxable Money Market Series (cost $22,965,842; includes $14,861,684 of cash collateral received for securities on loan)(c)(d)	22,965,842

	Total affiliated mutual funds (cost $49,592,988; Note 3)	48,768,044

	Total Investments, Before Security Sold Short 111.7% (cost $526,293,540)	518,712,958

Principal Amount (000)#
SECURITY SOLD SHORT (2.5)%
MORTGAGE BACKED SECURITY
$11,500	Federal National Mortgage Association, 5.50%, TBA 30 YR (proceeds $11,343,438)	(11,327,032)

	Total Investments, Net of Security Sold Short 109.2% (cost $514,950,102; Note 5)(j)	507,385,926
	Liabilities in excess of other assets(k) (9.2%)	(42,859,873)

	Net Assets 100.0%	$464,526,053

The following abbreviations are used in portfolio descriptions:

AUD—Australian Dollar

BRL—Brazilian Real

CNY—Chinese Yuan

EUR—Euro

F.G.I.C.—Financial Guaranty Insurance Company

GBP—British Pound

G.O.—General Obligation

HUF—Hungarian Forint

I/O—Interest Only

MTN— Medium Term Note

MXN—Mexican Peso

NR—Not rated by Moody’s or Standard & Poor’s

PIK—Payment-In-Kind

PLN—Polish Zloty

RUB—Russian Ruble

TBA—To Be Announced Security

#	Unless otherwise stated, principal amounts are denominated in U.S. dollars.

See Notes to Financial Statements.

40	Visit our website at www.jennisondryden.com

(a)	All or portion of security segregated as collateral for financial futures contracts.
(b)	All or portion of security is on loan. The aggregate market value of such securities is $14,475,290; cash collateral of $14,861,684 (included in liabilities) was received with which the Portfolio purchased highly liquid short-term investments.
(c)	Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(d)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Dryden Core Investment Fund—Short Term Bond Series and Dryden Core Investment Fund—Taxable Money Market Series.
(e)	Standard & Poor’s rating.
(f)	Securities were purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, 144A securities are deemed to be liquid.
(g)	Indicates securities that have been deemed illiquid.
(h)	Variable rate instrument.
(i)	Indicates a restricted security; the aggregate cost of such securities is $1,783,229. The aggregate value of $1,885,332 is approximately 0.4% of net assets.
(j)	As of October 31, 2007, 4 securities representing $2,539,926 and 0.5% of the total market value were fair valued in accordance with the policies adopted by the Board of Directors.
(k)	Liabilities in excess of other assets include net unrealized appreciation (depreciation) on financial futures, foreign currency contracts and swaps as follows:

Open futures contracts outstanding at October 31, 2007:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at October 31, 2007	Unrealized Appreciation (Depreciation)
	Long Positions:
31	Euro Schaltz	Dec. 2007	$4,643,849	$4,634,620	$(9,229)
371	U.S. Treasury 10 Yr. Note	Dec. 2007	40,610,567	40,815,797	205,230
92	U.S. Long Bond	Dec. 2007	10,192,055	10,358,625	166,570

					$362,571

	Short Positions:
1	Australian 10 Yr Bond	Dec. 2007	$87,605	$87,380	$225
24	Euro 10 Yr. Bund	Dec. 2007	3,928,965	3,939,914	(10,949)
3	U.K. Long Gilt	Dec. 2007	668,399	669,328	(929)
84	U.S. Treasury 2 Yr. Note	Dec. 2007	17,375,865	17,397,187	(21,322)
141	U.S. Treasury 5 Yr. Note	Dec. 2007	15,173,795	15,135,469	38,326

					5,351

					$367,922

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	41

Portfolio of Investments

as of October 31, 2007 continued

Forward foreign currency exchange contracts outstanding at October 31, 2007:

Foreign Currency Contract	Contracts to Deliver		Payable at Settlement Date	Value at October 31, 2007	Unrealized Appreciation/ (Depreciation)
Purchased:
Australian Dollar expiring 11/21/07	AUD	32,700	$29,185	$30,421	$1,236
Brazilian Real expiring 10/23/08	BRL	1,778,063	725,000	1,027,396	302,396
Chinese Yuan Renminbi expiring 11/07/07	CNY	1,245,580	164,000	167,163	3,163
expiring 11/21/07	CNY	1,501,800	200,000	202,183	2,183
Polish Zloty expiring 11/23/07	PLN	676,238	268,839	270,237	1,398
Russian Ruble expiring 11/02/07	RUB	5,935,890	226,000	240,831	14,831
expiring 12/07/07	RUB	17,645,424	673,000	714,228	41,228

					366,435

Sold:
Australian Dollar expiring 11/21/07	AUD	463,079	413,306	430,807	(17,501)
Chinese Yuan Renminbi expiring 11/07/07	CNY	1,245,580	167,102	167,163	(61)
expiring 11/21/07	CNY	1,501,800	201,855	202,183	(328)
Euro expiring 11/26/07	EUR	1,725,928	2,465,950	2,501,176	(35,226)
Hungarian Forint expiring 11/23/07	HUF	179,121,682	1,017,882	1,032,340	(14,458)
Mexican Nuevo Peso expiring 11/20/07	MXN	29,512,658	2,716,505	2,763,757	(47,252)
Polish Zloty expiring 11/23/07	PLN	10,607,731	4,110,966	4,239,044	(128,078)
Pound Sterling expiring 11/26/07	GBP	527,069	1,078,678	1,095,030	(16,352)
Russian Ruble expiring 11/02/07	RUB	5,935,890	227,124	240,831	(13,707)
expiring 12/07/07	RUB	17,645,424	674,906	714,228	(39,322)

					(312,285)

					$54,150

See Notes to Financial Statements.

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Interest rate swap agreements outstanding at October 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Floating Rate	Unrealized Appreciation/ Depreciation
Merrill Lynch Capital Services, Inc.(a)	7/3/2012	$6,000	5.50777%	3 month LIBOR	$260,723
Merrill Lynch Capital Services, Inc.(a)	8/14/2012	10,980	5.20857%	3 month LIBOR	(202,028)
Morgan Stanley Capital Services(a)	9/12/2012	3,270	4.73570%	3 month LIBOR	(17,060)
Morgan Stanley Capital Services(a)	9/25/2012	3,500	4.9408%	3 month LIBOR	17,216
Morgan Stanley Capital Services(a)	10/23/2012	2,130	4.7945%	3 month LIBOR	(3,427)
Merrill Lynch Capital Services, Inc.(a)	8/2/2017	3,160	5.52959%	3 month LIBOR	107,134
Merrill Lynch Capital Services, Inc.(b)	8/8/2017	13,000	5.43443%	3 month LIBOR	343,986

					$506,544

(a)	Portfolio pays the floating rate and receives the fixed rate.
(b)	Portfolio pays the fixed rate and receives the floating rate.

Credit default swap agreements outstanding at October 31, 2007:

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	$ 333	0.82%	Tyco International Group SA, 6.00%, due 11/15/13	$282
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	333	0.82%	Tyco Electronics Ltd., 6.00%, due 10/01/12	(125)
Morgan Stanley Capital Services, Inc.(a)	6/20/2009	333	0.82%	Covidien Ltd., 6.00%, due 10/15/17	513
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	800	0.60%	RPM International, Inc., 6.25%, due 12/15/13	(7,209)
Morgan Stanley Capital Services, Inc.(b)	12/20/2009	100	0.75%	RPM International, Inc., 6.25%, due 12/15/13	(1,244)
Merrill Lynch Capital Services, Inc.(a)	12/20/2009	1,000	4.55%	General Motors Corp., 7.125%, due 05/25/13	20,715
Morgan Stanley Capital Services, Inc.(b)	9/20/2012	2,500	1.70%	CIT Group, Inc., 7.75%, due 04/02/12	25,549
Morgan Stanley Capital Services, Inc.(b)	9/20/2012	500	3.70%	American Axle & Manufacturing, Inc., 5.25%, due 02/11/14	(23,210)
Merrill Lynch Capital Services, Inc.(b)	9/20/2012	500	3.75%	American Axle & Manufacturing, Inc., 5.25%, due 02/11/14	(24,508)

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	43

Portfolio of Investments

as of October 31, 2007 continued

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate	Underlying Bond	Unrealized Appreciation/ (Depreciation)
Morgan Stanley Capital Services, Inc.(a)	12/20/2014	$1,500	1.17%	Nextel Communications, Inc., 7.375%, due 8/1/15	$23,362
Barclays Bank PLC(b)	9/25/2035	1,000	3.35%	Accredited Mortgage Loan Trust, Ser. 2005-3, Class M9, 7.02%, 9/25/35	340,494
Morgan Stanley Capital Services, Inc.(b)	11/25/2035	1,000	2.15%	Residential Asset Mortgage Products, Inc., Ser. 2005-EFC6, Class M8, 7.57%, 11/25/35	542,312
Merrill Lynch Capital Services, Inc.(b)	12/25/2035	200	2.04%	Accredited Mortgage Loan Trust, Ser. 2005-4, Class M9, 7.82%, 12/25/35	97,754
Morgan Stanley Capital Services, Inc.(b)	4/25/2036	2,000	2.78%	Accredited Mortgage Loan Trust, Ser. 2006-1, Class M8, 6.47%, 04/25/36	1,063,367
Morgan Stanley Capital Services, Inc.(b)	5/25/2036	2,000	3.23%	Countrywide Asset- Backed Certificates, Ser. 2005-16, Class MV8, 7.57%, 5/25/36	792,662
Deutsche Bank AG(b)	6/25/2036	400	2.53%	Residential Asset Securities Corp. 7.32%, 06/25/36	324,034
Merrill Lynch Capital Services, Inc.(b)	9/25/2036	1,000	2.43%	Accredited Mortgage Loan Trust, Ser. 2006-2, Class M9, 7.22%, 9/25/36	623,746
Citibank, NA(b)	5/25/2037	1,000	3.75%	Countrywide Asset- Backed Certificates, Ser. 2006-24, Class M7, 6.27%, 5/25/37	713,496

					$4,511,990

(a)	The Portfolio receives the fixed rate and pays the counterparty par in the event that the underlying bond defaults.
(b)	The Portfolio pays the fixed rate and receives from the counterparty par in the event that the underlying bond defaults.

See Notes to Financial Statements.

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The industry classification of portfolio holdings and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2007 were as follows:

Mortgage Backed Securities	38.3%
Affiliated Mutual Funds (including 3.2% of collateral received for securities on loan)	10.5
Commercial Mortgage Backed Securities	8.9
Asset Backed Securities	5.3
Foreign Government Obligations	4.6
Healthcare & Pharmaceutical	3.8
Electric	3.7
Non-Captive Finance	3.4
Banking	2.8
Collateralized Mortgage Obligations	2.4
Telecommunications	2.3
Structured Notes	2.2
Media & Entertainment	1.8
Healthcare Insurance	1.7
Technology	1.4
Foods	1.3
Non-Corporate Foreign Agency	1.3
Brokerage	1.2
Airlines	1.1
Chemicals	1.1
Insurance	1.1
Pipelines & Other	1.1
Cable	1.0
Energy-Other	1.0
Capital Goods	0.9
Retailers	0.9
Automotive	0.6
Metals	0.6
Municipal Bonds	0.6
Paper	0.6
Consumer	0.5
Energy-Integrated	0.5
Railroads	0.5
Tobacco	0.5
Building Materials & Construction	0.4
Gaming	0.4
Real Estate Investment Trusts	0.4
U.S. Government Treasury Securities	0.4
Lodging	0.3
Aerospace & Defense	0.2
Emerging Market Bonds	0.1

111.7
Security Sold Short	(2.5)
Liabilities in excess of other assets	(9.2)

100.0%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	45

Statement of Assets and Liabilities

as of October 31, 2007

Assets
Investments, at value including securities on loan of $14,475,290:
Unaffiliated investments (cost $476,700,552)	$469,944,914
Affiliated investments (cost $49,592,988)	48,768,044
Cash	1,070,854
Receivable for investments sold	47,798,614
Dividends and interest receivable	4,691,584
Unrealized appreciation on interest rate and credit default swaps	5,297,345
Receivable for Fund shares sold	275,206
Unrealized appreciation on forward currency contracts	366,435
Premiums for swaps purchased	61,662
Prepaid expenses	10,503

Total assets	578,285,161

Liabilities
Payable for investments purchased	83,490,536
Payable to broker for collateral for securities on loan (Note 4)	14,861,684
Security sold short, at value (proceeds $11,343,438)	11,327,032
Payable for Fund shares reacquired	1,642,655
Income distribution payable	732,794
Accrued expenses	288,129
Unrealized depreciation on forward currency contracts	312,285
Distribution fee payable	292,716
Unrealized depreciation on interest rate and credit default swaps	278,811
Management fee payable	198,634
Due to broker—variation margin	192,255
Transfer agent fee payable	71,342
Deferred directors’ fees	42,254
Foreign currency payable (cost $28,475)	27,981

Total liabilities	113,759,108

Net Assets	$464,526,053

Net assets were comprised of:
Common stock, at par	$36,827
Paid-in capital in excess of par	486,679,115

$486,715,942
Distributions in excess of net investment income	(1,334,784)
Accumulated net realized loss on investments and foreign currency transactions	(18,717,660)
Net unrealized depreciation on investments and foreign currencies	(2,137,445)

Net assets, October 31, 2007	$464,526,053

See Notes to Financial Statements.

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Class A
Net asset value and redemption price per share ($243,078,602 ÷ 19,266,243 shares of common stock issued and outstanding)	$12.62
Maximum sales charge (4.50% of offering price)	.59

Maximum offering price to public	$13.21

Class B
Net asset value, offering price and redemption price per share ($79,746,084 ÷ 6,323,263 shares of common stock issued and outstanding)	$12.61

Class C
Net asset value, offering price and redemption price per share ($47,464,826 ÷ 3,763,835 shares of common stock issued and outstanding)	$12.61

Class L
Net asset value and redemption price per share ($15,099,359 ÷ 1,196,738 shares of common stock issued and outstanding)	$12.62
Maximum sales charge (4.25% of offering price)	.56

Maximum offering price to public	$13.18

Class M
Net asset value, offering price and redemption price per share ($51,025,075 ÷ 4,045,691 shares of common stock issued and outstanding)	$12.61

Class X
Net asset value, offering price and redemption price per share ($11,878,739 ÷ 942,312 shares of common stock issued and outstanding)	$12.61

Class Z
Net asset value, offering price and redemption price per share ($16,233,368 ÷ 1,288,814 shares of common stock issued and outstanding)	$12.60

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	47

Statement of Operations

	Ten Months Ended October 31, 2007	Year Ended December 31, 2006
Net Investment Income
Income
Interest income	$21,185,362	$16,777,403
Affiliated dividend income	1,659,402	1,484,121
Affiliated income from securities loaned, net	59,687	54,400

Total income	22,904,451	18,315,924

Expenses
Management fee	1,871,934	1,505,428
Distribution fee—Class A	494,673	486,118
Distribution fee—Class B	544,961	775,440
Distribution fee—Class C	263,687	99,716
Distribution fee—Class L	55,715	—
Distribution fee—Class M	410,070	—
Transfer agent’s fee and expenses (including affiliated expense of $501,000 and $585,000, respectively) (Note 3)	664,000	747,000
Custodian’s fees and expenses	131,000	115,000
Registration fees	57,000	63,000
Audit fee	40,000	22,000
Legal fees and expenses	26,000	25,000
Reports to shareholders	25,000	120,000
Directors’ fees	18,000	17,000
Interest expenses	9,161	—
Insurance	5,000	8,000
Miscellaneous	16,374	21,665

Total expenses	4,632,575	4,005,367

Net investment income	18,271,876	14,310,557

Realized And Unrealized Gain (Loss) On Investments And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(1,078,062)	(1,253,121)
Foreign currency transactions	(546,556)	(775,644)
Financial futures transactions	725,367	2,906
Short sales transactions	240,502	(52,734)
Written option transactions	(26,707)	17,417
Swaps	2,044,816	84,729

	1,359,360	(1,976,447)

Net change in unrealized appreciation (depreciation) on:
Investments	(7,939,873)	189,904
Foreign currencies	(71,938)	(2,474)
Financial futures contracts	294,892	(142,362)
Short sales	16,406	—
Swaps	4,912,299	(81,330)
Written options	—	(13,498)

	(2,788,214)	(49,760)

Net loss on investments and foreign currency transactions	(1,428,854)	(2,026,207)

Net Increase In Net Assets Resulting From Operations	$16,843,022	$12,284,350

See Notes to Financial Statements.

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Statement of Changes in Net Assets

	Ten Months Ended October 31, 2007	Year Ended December 31,
		2006	2005
Increase (Decrease) In Net Assets
Operations
Net investment income	$18,271,876	$14,310,557	$11,923,907
Net realized income (loss) on investments and foreign currency transactions	1,359,360	(1,976,447)	3,521,659
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,788,214)	(49,760)	(8,474,329)

Net increase in net assets resulting from operations	16,843,022	12,284,350	6,971,237

Dividends from net investment income (Note 1)
Class A	(9,885,005)	(9,679,751)	(6,913,394)
Class B	(3,040,968)	(3,243,886)	(4,138,096)
Class C	(1,578,795)	(593,791)	(642,070)
Class L	(526,261)	—	—
Class M	(1,729,613)	—	—
Class X	(444,460)	—	—
Class Z	(661,698)	(827,709)	(1,203,726)

	(17,866,800)	(14,345,137)	(12,897,286)

Fund share transactions (net of share conversions) (Note 6)
Net proceeds from shares sold	49,467,719	91,172,157	75,720,866
Net asset value of shares issued in connection with merger (Note 7)	219,417,955	—	—
Net asset value of shares issued in reinvestment of dividends	14,899,480	12,614,879	11,184,923
Cost of shares reacquired	(124,006,291)	(95,980,135)	(122,512,306)

Net increase (decrease) in net assets from Fund share transactions	159,778,863	7,806,901	(35,606,517)

Total increase (decrease)	158,755,085	5,746,114	(41,532,566)

Net Assets
Beginning of period	305,770,968	300,024,854	341,557,420

End of period	$464,526,053	$305,770,968	$300,024,854

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	49

Notes to Financial Statements

Dryden Total Return Bond Fund, Inc. (the “Fund”), incorporated in Maryland on September 1, 1994, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund’s investment objective is total return. The Fund seeks to achieve its objective through a mix of current income and capital appreciation as determined by the Fund’s investment adviser. This means we invest at least 80% of the Fund’s investable assets in debt securities, including U.S. Government securities, mortgage-related securities, corporate securities and foreign securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, or region.

The Fund’s fiscal year has changed from an annual reporting period that ends December 31 to one that ends October 31. This change should have no impact on the way the Fund is managed. Shareholders will receive future annual and semi-annual reports on the new fiscal year-end schedule.

Note 1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation: Securities listed on a securities exchange other than options on securities and indices are valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC (“PI” or “Manager”) in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Securities for which reliable market quotations are not readily available, or whose values have been affected by events

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occurring after the close of the security’s foreign market and before the Fund’s normal pricing time, are valued at fair value in accordance with the Board of Directors’ approved fair valuation procedures. When determining the fair valuation of securities, some of the factors influencing the valuation include, the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values. As of October 31, 2007, there were 4 securities valued in accordance with such procedures.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long term securities held at the end of the fiscal year. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Dryden Total Return Bond Fund, Inc.	51

Notes to Financial Statements

continued

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement date on security transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on foreign currencies.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Forward Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes

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in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation (depreciation) on foreign currencies. Gain or loss is realized on the settlement date of the contract equal to the difference between the trade date and settlement value. This gain or loss, if any, is included in net realized gain or loss on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Financial futures contracts, forward currency contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities.

The Fund is subject to the risk that the market value of the securities it is obligated to repurchase under the agreement decline below the repurchase price.

Options: The Fund may either purchase of write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates with respect to securities, which the Fund currently owns or intends to purchase. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on options written.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Dryden Total Return Bond Fund, Inc.	53

Notes to Financial Statements

continued

Restricted Securities: The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (“restricted securities”). Certain issues of restricted securities held by the Fund at October 31, 2007 include registration rights under which the Fund may demand registration by the issuer, of which the Fund may bear the cost of such registration. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.

Swaps: The Fund may enter into swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Fund may enter into an interest rate, forward swap spread lock and credit default swap agreements to manage its exposure to interest rates and credit risk. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest. Forward spread lock swap agreements involve commitments to pay or receive a settlement amount calculated as the difference between the swap spread and a fixed spread, multiplied by the notional amount times the duration of the swap. The swap spread is the difference between the benchmark swap rate (market rate) and the specific Treasury rate. In a credit default swap, one party makes a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate issues or sovereign issues of an emerging country, on its obligation. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the Statement of Assets and Liabilities. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund’s basis in the swap and the proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of agreement. Written options, futures contracts, forward foreign currency exchange contracts and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to broker-dealers. The loans are secured by collateral at least equal at all times to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail financially,

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the Fund has the right to repurchase the securities using the collateral in the open market. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The Fund also continues to receive interest and dividends or amounts equivalent thereto, on the securities loaned and recognizes any unrealized gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Short Sales: The Fund may enter into short sales of securities as a method of hedging potential price declines in similar securities owned. The Fund may sell a security it does not own in anticipation of a decline in the market value of that security (short sale). When the fund makes a short sale, it will borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow the particular security and may be obligated to return any interest or dividends received on such borrowed securities. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price at termination is less than or greater than the proceeds originally received, respectively, and is presented in the Statement of Operations as net realized gain or loss on short sales.

When-Issued/Delayed Delivery Securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Portfolio enters into such transactions, it instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts on debt securities as adjustments to interest income.

Net investment income or loss (other than distribution fees, which are charged to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dryden Total Return Bond Fund, Inc.	55

Notes to Financial Statements

continued

Dividends and Distributions: The Fund declares dividends of net investment income daily and payment is made monthly. Distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. Permanent book/tax differences relating to income and gains are reclassified amongst distribution in excess of net investment income, accumulated net realized gain or loss and paid-in-capital in excess of par, as appropriate.

Taxes: For federal income tax purposes it is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign interest are recorded, net of reclaimable amounts, at the time the related income is earned.

Estimates: The preparation of these financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. (“PIM”). The subadvisory agreement provides that PIM will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PIM is obligated to keep certain books and records of the Fund. PI pays for the services of PIM, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of ..50 of 1% of the Fund’s average daily net assets up to $1 billion and .45 of 1% of the Fund’s average daily net assets in excess of $1 billion. The effective management fee rate was .50 of 1% for the year ended October 31, 2007.

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Effective, March 2, 2007, PI has contractually agreed to waive up to 0.03% of the Fund’s management fee on an annualized basis until March 31, 2008, to the extent the Fund’s net operating expenses, exclusive of taxes, interest, distribution (12b-1) fees and certain extraordinary expenses, exceed 0.80% as a result of the Reorganization (Note 7).

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B, Class C, Class L, Class M and Class X shares, pursuant to plans of distribution (the “Class A, B, C, L, M and X Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly.

Pursuant to the Class A, B, C, L, M and X Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to .30 of 1%, 1%, 1%, .50% and 1% of the average daily net assets of the Class A, B, C, L, M and X shares, respectively. For the year ended October 31, 2007, PIMS contractually agreed to limit such fees to .25 of 1% and .75 of 1% of the daily net assets of the Class A and Class C shares, respectively. Additionally, the Distributor has agreed to reduce its distribution and service (12b-1) fees for the Fund’s Class B shares to 0.75% of the Fund’s average daily net assets of the Class B shares from March 2, 2007 to March 30, 2008 pursuant to the terms of the Reorganization. No distribution or service fees are paid to PIMS as distributor of the Class X and Class Z shares of the Fund.

PIMS has advised the Fund that it has received approximately $95,100 in front-end sales charges resulting from sales of Class A shares, during the ten-month period ended October 31, 2007. From these fees, PIMS paid a substantial portion of such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Fund that for the ten-month period ended October 31, 2007, it received approximately $4,400, $120,600, $1,900, $127,800 and $12,600 in contingent deferred sales charges imposed upon redemptions by certain Class A, Class B, Class C, Class M and Class X shareholders, respectively.

PI, PIMS and PIM are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with two banks. The SCA provides for a commitment of $500 million. Interest on any borrowings under the

Dryden Total Return Bond Fund, Inc.	57

Notes to Financial Statements

continued

SCA is incurred at contracted market rates and a commitment fee for the unused amount is accrued daily and paid quarterly. Effective October 26, 2007, the Funds renewed the SCA with the banks. The commitment under the renewed SCA continues to be $500 million. The Funds pay a commitment fee of .06 of 1% of the unused portion of the renewed SCA. The expiration date of the renewed SCA will be October 24, 2008. For the period from October 27, 2006 through October 26, 2007, the Funds paid a commitment fee of .07 of 1% of the unused portion of the agreement. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the ten-month period ended October 31, 2007.

Note 3. Other Transactions with Affiliates

The Fund pays networking fees to affiliated and unaffiliated broker/dealers including fees relating to the services of First Clearing, LLC (“First Clearing”), an affiliate of PI. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. For the ten-month period ended October 31, 2007 and the year ended December 31, 2006, the Fund incurred approximately $122,900 and $97,300, respectively, in total networking fees, of which approximately $56,800 and $47,800, respectively, were paid to First Clearing. These amounts are included in transfer agent’s fees and expenses in the Statement of Operations.

Prudential Investment Management, Inc. (“PIM”), an indirect, wholly-owned subsidiary of Prudential, is the Fund’s security lending agent. For the ten-month period ended October 31, 2007 and the year ended December 31, 2006, PIM has been compensated approximately $25,600 and $23,300, respectively, for these services.

The Fund invests in the Taxable Money Market Series and Short Term Bond Series (the “Portfolios”), portfolios of Dryden Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Portfolios are money market mutual funds and Short Term Bond Series, respectively, registered under the Investment Company Act of 1940, as amended, and managed by PI.

Note 4. Portfolio Securities

Purchases and sales of investment securities, other than short-term investments, for the ten-month period ended October 31, 2007 aggregated $1,416,450,615 and

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$1,458,616,153, respectively. United States government securities represent $352,398,469 and $351,464,393 of those purchases and sales, respectively.

Transactions in options written during the ten months ended October 31, 2007, were as follows:

	Contracts	Premiums Received
Options outstanding at December 31, 2006	—	$—
Options written	369	107,464
Options closed	(102)	(58,752)
Options expired	(267)	(48,712)

Options outstanding at October 31, 2007	—	$—

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on ex-dividend date.

In order to present distributions in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to distributions in excess of net investment income, accumulated net realized loss on investments and foreign currency transactions and paid-in-capital in excess of par. For the ten-month period ended October 31, 2007, the adjustments were to increase distribution in excess of net investment income by $912,063, increase accumulated net realized loss on investments and foreign currency transactions by $3,892,147 and increase paid-in-capital in excess of par by $4,804,210, due to difference for financial and tax reporting purposes in the treatment of accreting market discount and amortization of premiums, certain transactions involving foreign currencies, swaps, paydown gains/losses, reclassification of disallowed wash sales from reorganization, reclassification of capital loss carryforward from reorganization, reclassification of deferred director’s compensation from reorganization and other book to tax adjustments. Net investment income, net realized gain and net assets were not affected by this change.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2007 were as follows:

Tax Basis of Investments	Appreciation	(Depreciation)	Net Unrealized (Depreciation)	Other Cost Basis Adjustments	Total Net Unrealized (Depreciation)
$525,909,485	$3,678,638	$(10,875,165)	$(7,196,527)	$5,025,154	$(2,171,373)

Dryden Total Return Bond Fund, Inc.	59

Notes to Financial Statements

continued

The difference between book and tax basis is primarily attributable to the difference in the treatment of market discount, amortization of premiums and deferred losses on wash sales. The other cost basis adjustments are primarily attributable to appreciation on foreign currencies, swaps, short sales and other book to tax adjustments.

For the ten-month period ended October 31, 2007, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets, was $17,866,800 from ordinary income.

For the fiscal years ended December 31, 2006 and 2005, the tax character of dividends paid as reflected in the Statement of Changes in Net Assets were $14,345,137 and $12,897,286 from ordinary income, respectively.

As of October 31, 2007, the Fund had accumulated undistributed earnings on a tax basis of $359,391 from ordinary income. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

For federal tax purposes, the Fund had a capital loss carryforward as of October 31, 2007 of approximately $19,549,000 of which $120,000 expires in 2008, $12,945,000 expires in 2010, $45,000 expires in 2013 and $6,439,000 expires in 2014. The Fund utilized approximately $1,049,000 of its capital loss carryforward to offset net taxable gains realized in the ten-month period ended October 31, 2007. Certain portions of the capital loss carryforwards were assumed by the Fund as a result of reorganization. Utilization of these capital loss carry forwards were limited in accordance with income tax regulations. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such carryforward. It is uncertain whether the Fund will be able to realized full benefit prior to the expiration date.

Note 6. Capital

The Fund offers Class A, Class B, Class C, Class L, Class M, Class X and Class Z shares. Class A and Class L shares are sold with a front-end sales charge of up to 4.50% and 4.25%, respectively. Investors who purchase $1 million or more of Class A or Class L shares and redeem those shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%, but are not subject to an initial sales charge. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B

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shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. Class C shares are sold with a CDSC of 1% during the first 12 months. Class M and Class X shares are sold with a CDSC that declines from 6% to zero depending on the period of time the shares are held. Class M shares will automatically convert to Class A shares approximately eight years after purchase. Class X shares will automatically convert to Class A shares approximately 10 years after purchase. Class L, Class M and Class X shares are not offered to new purchasers and are only available through exchange from the same class of shares offered by certain Strategic Partners and JennisonDryden funds. Class Z shares are not subject to any sales or redemption charges and are available only to a limited group of investors.

There are 2 billion shares of common stock authorized, $.001 par value per share, divided into eight classes, designated Class A, Class B, Class C, Class L, Class M, Class X, New Class X and Class Z shares, each of which consists of 500 million, 500 million, 500 million, 100 million, 100 million, 100 million, 100 million and 100 million shares, respectively.

Transactions in shares of common stock were as follows:

Class A	Shares	Amount
Ten-month period ended October 31, 2007
Shares sold	2,178,540	$27,320,266
Shares issued in connection with merger	3,223,682	40,908,522
Shares issued in reinvestment of dividends	665,884	8,346,904
Shares reacquired	(5,261,883)	(66,030,101)

Net increase (decrease) in shares outstanding before conversion	806,223	10,545,591
Shares issued upon conversion from Class B, Class M and Class X	1,617,352	20,223,169

Net increase (decrease) in shares outstanding	2,423,575	$30,768,760

Year ended December 31, 2006:
Shares sold	5,871,727	$73,383,548
Shares issued in reinvestment of dividends	682,868	8,530,409
Shares reacquired	(4,525,966)	(56,509,241)

Net increase (decrease) in shares outstanding before conversion	2,028,629	25,404,716
Shares issued upon conversion from Class B	1,089,006	13,596,764

Net increase (decrease) in shares outstanding	3,117,635	$39,001,480

Year ended December 31, 2005:
Shares sold	4,463,176	$57,080,142
Shares issued in reinvestment of dividends	472,792	6,046,135
Shares reacquired	(3,380,732)	(43,263,188)

Net increase (decrease) in shares outstanding before conversion	1,555,236	19,863,089
Shares issued upon conversion from Class B	1,385,983	17,745,025

Net increase (decrease) in shares outstanding	2,941,219	$37,608,114

Dryden Total Return Bond Fund, Inc.	61

Notes to Financial Statements

continued

Class B	Shares	Amount
Ten-month period ended October 31, 2007
Shares sold	584,270	$7,319,557
Shares issued in connection with merger	2,459,838	31,190,747
Shares issued in reinvestment of dividends	202,219	2,532,992
Shares reacquired	(1,369,983)	(17,143,205)

Net increase (decrease) in shares outstanding before conversion	1,876,344	23,900,091
Shares reacquired upon conversion into Class A	(735,986)	(9,214,273)

Net increase (decrease) in shares outstanding	1,140,358	$14,685,818

Year ended December 31, 2006:
Shares sold	413,490	$5,157,911
Shares issued in reinvestment of dividends	224,293	2,800,547
Shares reacquired	(1,587,148)	(19,814,658)

Net increase (decrease) in shares outstanding before conversion	(949,365)	(11,856,200)
Shares reacquired upon conversion into Class A	(1,089,240)	(13,596,764)

Net increase (decrease) in shares outstanding	(2,038,605)	$(25,452,964)

Year ended December 31, 2005:
Shares sold	566,474	$7,246,964
Shares issued in reinvestment of dividends	276,934	3,542,916
Shares reacquired	(1,860,871)	(23,795,887)

Net increase (decrease) in shares outstanding before conversion	(1,017,463)	(13,006,007)
Shares reacquired upon conversion into Class A	(1,386,499)	(17,745,025)

Net increase (decrease) in shares outstanding	(2,403,962)	$(30,751,032)

Class C
Ten-month period ended October 31, 2007
Shares sold	451,927	$5,675,799
Shares issued in connection with merger	3,095,343	39,248,950
Shares issued in reinvestment of dividends	97,789	1,223,701
Shares reacquired	(957,991)	(11,986,980)

Net increase (decrease) in shares outstanding	2,687,068	$34,161,470

Year ended December 31, 2006:
Shares sold	392,867	$4,899,188
Shares issued in reinvestment of dividends	39,257	490,499
Shares reacquired	(511,616)	(6,395,202)

Net increase (decrease) in shares outstanding	(79,492)	$(1,005,515)

Year ended December 31, 2005:
Shares sold	316,981	$4,065,606
Shares issued in reinvestment of dividends	41,791	534,522
Shares reacquired	(513,763)	(6,578,199)

Net increase (decrease) in shares outstanding	(154,991)	$(1,978,071)

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Class L	Shares	Amount
Period March 5, 2007* through October 31, 2007:
Shares sold	10,548	$132,326
Shares issued in connection with merger	1,505,073	19,099,376
Shares issued in reinvestment of dividends	36,379	455,164
Shares reacquired	(355,262)	(4,442,808)

Net increase (decrease) in shares outstanding	1,196,738	$15,244,058

Class M
Period March 5, 2007* through October 31, 2007:
Shares sold	296,041	$3,714,405
Shares issued in connection with merger	5,938,772	75,303,632
Shares issued in reinvestment of dividends	105,620	1,321,072
Shares reacquired	(1,429,913)	(17,904,187)

Net increase (decrease) in shares outstanding before conversion	4,910,520	62,434,922
Shares reacquired upon conversion into Class A	(864,829)	(10,812,386)

Net increase (decrease) in shares outstanding	4,045,691	$51,622,536

Class X
Period March 5, 2007* through October 31, 2007:
Shares sold	34,409	$431,481
Shares issued in connection with merger	1,077,818	13,666,728
Shares issued in reinvestment of dividends	31,833	397,880
Shares reacquired	(185,878)	(2,326,869)

Net increase (decrease) in shares outstanding before conversion	958,182	12,169,220
Shares reacquired upon conversion into Class A	(15,870)	(196,510)

Net increase (decrease) in shares outstanding	942,312	$11,972,710

Class Z
Ten-month period ended October 31, 2007
Shares sold	388,803	$4,873,885
Shares issued in reinvestment of dividends	49,682	621,767
Shares reacquired	(332,536)	(4,172,141)

Net increase (decrease) in shares outstanding	105,949	$1,323,511

Year ended December 31, 2006:
Shares sold	616,770	$7,731,510
Shares issued in reinvestment of dividends	63,559	793,424
Shares reacquired	(1,074,840)	(13,261,034)

Net increase (decrease) in shares outstanding	(394,511)	$(4,736,100)

Year ended December 31, 2005:
Shares sold	570,865	$7,328,154
Shares issued in reinvestment of dividends	82,934	1,061,350
Shares reacquired	(3,765,672)	(48,875,032)

Net increase (decrease) in shares outstanding	(3,111,873)	$(40,485,528)

*	Inception date.

Dryden Total Return Bond Fund, Inc.	63

Notes to Financial Statements

continued

Note 7. Reorganization

On March 2, 2007, the Fund acquired all of the net assets of Strategic Partners Total Return Bond Fund (the merged fund), a series of strategic Partners Style Specific Funds (SP Style), pursuant to a plan of reorganization approved by the Strategic Partners Total Return Bond Fund shareholders on December 7, 2006. The acquisition was accomplished by a tax-free issue of Class A, Class B, Class C, Class L, Class M and Class X shares for the corresponding classes of Strategic Partners Total Return Bond Fund.

Strategic Partners Total Return Bond Fund		Dryden Total Return Bond Fund
Class	Shares	Class	Shares	Value
A	4,058,779	A	3,223,682	$40,908,522
B	3,095,206	B	2,459,838	31,190,747
C	3,885,917	C	3,095,343	39,248,950
L	1,894,779	L	1,505,073	19,099,376
M	7,463,194	M	5,938,772	75,303,632
X	1,357,173	X	1,077,818	13,666,728

The aggregate net assets and unrealized appreciation/(depreciation) of the Merged fund immediately before the acquisition were:

	Total Net Assets	Unrealized Appreciation
Strategic Partners Total Return Bond Fund	$219,417,955	$102,497

The aggregate net assets of Dryden Total Return Fund immediately before the acquisition was $305,842,467.

The Fund acquired a capital loss carryforward from the merger with Strategic Partners Total Return Fund of approximately $4,700,000. The future utilization of the acquired capital loss carryforward may be limited under certain conditions defined in the Internal Revenue Code of 1986, as amended.

Note 8. New Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of

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tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. The impact of the tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the year in which they arise. On December 22, 2006 the Securities and Exchange Commission delayed the effective date until the last net asset value calculation in the first required financial reporting period for its fiscal year beginning after December 15, 2006. The Fund’s financial statements have not been impacted by the adoption of FIN 48. However, the conclusions regarding FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance expected from FASB, and on-going analysis of tax laws, regulations, and interpretations thereof.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (FAS 157). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact, if any, in the financial statements has not yet been determined.

Dryden Total Return Bond Fund, Inc.	65

Financial Highlights

	Class A
	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.59

Income (loss) from investment operations:
Net investment income	.54
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.01

Total from investment operations	.55

Less Dividends
Dividends from net investment income	(.52)

Net asset value, end of period	$12.62

Total Return(c):	4.30%
Ratios/Supplemental Data:
Net assets, end of period (000)	$243,079
Average net assets (000)	$237,573
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.01	%(e)
Expenses, excluding distribution and service (12b-1) fees	.76	%(e)
Net investment income	5.10	%(e)
Portfolio turnover rate	326	%(f)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average net assets.
(e)	Annualized.
(f)	Not annualized.

See Notes to Financial Statements.

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Class A
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)	2002

$12.67	$12.94	$12.89	$12.68	$12.59

.62	.54	.50	.42	.65
(.08)	(.22)	.11	.35	.12

.54	.32	.61	.77	.77

(.62)	(.59)	(.56)	(.56)	(.68)

$12.59	$12.67	$12.94	$12.89	$12.68

4.39%	2.50%	4.87%	6.18%	6.38%

$212,105	$173,946	$139,515	$136,268	$120,936
$194,447	$152,629	$134,071	$132,448	$100,691

1.13%	1.16%	1.13%	1.13%	1.12%
.88%	.91%	.88%	.88%	.87%
4.97%	4.21%	3.85%	3.25%	5.30%

387%	264%	384%	707%	658%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	67

Financial Highlights

continued

	Class B
	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.59

Income (loss) from investment operations:
Net investment income	.49
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.01)

Total from investment operations	.48

Less Dividends
Dividends from net investment income	(.46)

Net asset value, end of period	$12.61

Total Return(c):	3.76%
Ratios/Supplemental Data:
Net assets, end of period (000)	$79,746
Average net assets (000)	$81,856
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.56	%(e)
Expenses, excluding distribution and service (12b-1) fees	.76	%(e)
Net investment income	4.57	%(e)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Effective March 2, 2007, the distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to ..75 of 1% of the average net assets.
(e)	Annualized.

See Notes to Financial Statements.

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Class B
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)	2002

$12.67	$12.93	$12.89	$12.68	$12.59

.52	.44	.40	.32	.56
(.08)	(.21)	.11	.35	.12

.44	.23	.51	.67	.68

(.52)	(.49)	(.47)	(.46)	(.59)

$12.59	$12.67	$12.93	$12.89	$12.68

3.59%	1.80%	4.01%	5.39%	5.61%

$65,239	$91,469	$124,469	$153,746	$187,582
$77,544	$109,484	$138,339	$175,196	$191,688

1.88%	1.91%	1.88%	1.88%	1.87%
.88%	.91%	.88%	.88%	.87%
4.18%	3.46%	3.10%	2.50%	4.60%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	69

Financial Highlights

continued

	Class C
	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.59

Income (loss) from investment operations:
Net investment income	.51
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.02)

Total from investment operations	.49

Less Dividends
Dividends from net investment income	(.47)

Net asset value, end of period	$12.61

Total Return(c):	3.80%
Ratios/Supplemental Data:
Net assets, end of period (000)	$47,465
Average net assets (000)	$42,213
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees(d)	1.51	%(e)
Expenses, excluding distribution and service (12b-1) fees	.76	%(e)
Net investment income	4.59	%(e)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	The distributor of the Fund contractually agreed to limit its distribution and service (12b-1) fees to .75 of 1% of the average net assets.
(e)	Annualized.

See Notes to Financial Statements.

70	Visit our website at www.jennisondryden.com

Class C
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)	2002

$12.67	$12.93	$12.89	$12.68	$12.59

.56	.48	.43	.35	.58
(.08)	(.22)	.11	.36	.13

.48	.26	.54	.71	.71

(.56)	(.52)	(.50)	(.50)	(.62)

$12.59	$12.67	$12.93	$12.89	$12.68

4.03%	2.06%	4.27%	5.65%	5.85%

$13,555	$14,646	$16,955	$20,967	$21,513
$13,295	$15,940	$18,149	$22,593	$19,384

1.63%	1.66%	1.63%	1.63%	1.62%
.88%	.91%	.88%	.88%	.87%
4.45%	3.71%	3.35%	2.75%	4.81%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	71

Financial Highlights

continued

	Class L
	From March 5, 2007(a) Through October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.69

Income (loss) from investment operations:
Net investment income	.40
Net realized and unrealized loss on investment and foreign currency transactions	(.08)

Total from investment operations	.32

Less Dividends
Dividends from net investment income	(.39)

Net asset value, end of period	$12.62

Total Return(c):	2.41%
Ratios/Supplemental Data:
Net assets, end of period (000)	$15,099
Average net assets (000)	$16,876
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.26	%(d)
Expenses, excluding distribution and service (12b-1) fees	.76	%(d)
Net investment income	4.84	%(d)

(a)	Inception date of Class L shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

72	Visit our website at www.jennisondryden.com

	Class M
	From March 5, 2007(a) Through October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.68

Income (loss) from investment operations:
Net investment income	.37
Net realized and unrealized loss on investment and foreign currency transactions	(.09)

Total from investment operations	.28

Less Dividends
Dividends from net investment income	(.35)

Net asset value, end of period	$12.61

Total Return(c):	2.08%
Ratios/Supplemental Data:
Net assets, end of period (000)	$51,025
Average net assets (000)	$62,106
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	1.76	%(d)
Expenses, excluding distribution and service (12b-1) fees	.76	%(d)
Net investment income	4.35	%(d)

(a)	Inception date of Class M shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	73

Financial Highlights

continued

	Class X
	From March 5, 2007(a) Through October 31, 2007(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.68

Income (loss) from investment operations:
Net investment income	.44
Net realized and unrealized loss on investment and foreign currency transactions	(.07)

Total from investment operations	.37

Less Dividends
Dividends from net investment income	(.44)

Net asset value, end of period	$12.61

Total Return(c):	2.77%
Ratios/Supplemental Data:
Net assets, end of period (000)	$11,879
Average net assets (000)	$12,751
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.76	%(d)
Expenses, excluding distribution and service (12b-1) fees	.76	%(d)
Net investment income	5.34	%(d)

(a)	Inception date of Class X shares.
(b)	Calculations are based on average shares outstanding during the period.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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This Page Intentionally Left Blank

Financial Highlights

continued

	Class Z
	Ten-Month Period Ended October 31, 2007(a)(b)
Per Share Operating Performance:
Net Asset Value, Beginning Of Period	$12.57

Income (loss) from investment operations:
Net investment income	.56
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.02

Total from investment operations	.58

Less Dividends
Dividends from net investment income	(.55)

Net asset value, end of period	$12.60

Total Return(c):	4.51%
Ratios/Supplemental Data:
Net assets, end of period (000)	$16,233
Average net assets (000)	$15,145
Ratios to average net assets:
Expenses, including distribution and service (12b-1) fees	.76	%(d)
Expenses, excluding distribution and service (12b-1) fees	.76	%(d)
Net investment income	5.35	%(d)

(a)	Calculations are based on average shares outstanding during the period.
(b)	For the ten-month period ended October 31, 2007. The Fund changed its fiscal year end from December 31 to October 31.
(c)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported, and includes reinvestment of dividends and distributions. Total return may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods of less than one full year are not annualized.
(d)	Annualized.

See Notes to Financial Statements.

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Class Z
Year Ended December 31,
2006(a)	2005(a)	2004	2003(a)	2002

$12.66	$12.93	$12.88	$12.67	$12.58

.63	.54	.53	.45	.68
(.06)	(.19)	.11	.35	.12

.57	.35	.64	.80	.80

(.66)	(.62)	(.59)	(.59)	(.71)

$12.57	$12.66	$12.93	$12.88	$12.67

4.61%	2.75%	5.13%	6.44%	6.64%

$14,871	$19,963	$60,617	$70,981	$61,425
$15,799	$25,208	$59,736	$66,448	$51,861

.88%	.91%	.88%	.88%	.87%
.88%	.91%	.88%	.88%	.87%
5.16%	4.45%	4.10%	3.51%	5.54%

See Notes to Financial Statements.

Dryden Total Return Bond Fund, Inc.	77

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders of

Dryden Total Return Bond Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Dryden Total Return Bond Fund, Inc. (hereafter referred to as the “Fund”), including the portfolio of investments, as of October 31, 2007, and the related statement of operations for the period ended October 31, 2007 and the year ended December 31, 2006, the statement of changes in net assets for the period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years presented prior to the year ended December 31, 2004 were audited by another independent registered public accounting firm, whose report dated February 20, 2004, expressed an unqualified opinion thereon.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of October 31, 2007, and the results of its operations for the period ended October 31, 2007 and the year ended December 31, 2006, the changes in its net assets for the period ended October 31, 2007 and each of the years in the two-year period ended December 31, 2006 and the financial highlights for the period ended October 31, 2007 and each of the years in the three-year period ended December 31, 2006, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 28, 2007

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Tax Information

(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Fund’s ten-month period end, October 31, 2007 as to the federal tax status of dividends paid by the Fund. During the ten-month period ended October 31, 2007, the Fund paid dividends of $0.52 per Class A share, $0.46 per Class B share, $0.47 per Class C share, $0.39 per Class L share, $0.35 per Class M share, $0.44 per Class X share and $0.55 per Class Z share from ordinary income, respectively.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 2.70% of the dividends paid by the Fund qualifies for such deduction.

The Fund designates 77.08% of the ordinary income dividends as interest related dividends under The American Jobs Creation Act of 2004.

In January 2008, you will be advised on IRS 1099DIV or substitute Form 1099, as to the federal tax status of the dividends received by you in calendar year 2007.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

Dryden Total Return Bond Fund, Inc.	79

Management of the Fund

(Unaudited)

Information pertaining to the Directors of the Dryden Total Return Bond Fund, Inc. (the “Fund”) is set forth below. Directors who are not deemed to be “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the 1940 Act), are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Fund are referred to as “Interested Directors.” “Fund Complex”† consists of the Fund and any other investment companies managed by PI.

Independent Directors(2)

Linda W. Bynoe (55), Director since 2005(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since March 1995) of Telemat, Ltd. (management consulting); formerly Vice President at Morgan Stanley & Co.

Other Directorships held: Director of Simon Property Group, Inc. (real estate investment trust) (since May 2003); Anixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).

David E.A. Carson (73), Director since 2003(3) Oversees 63 portfolios in Fund complex

Principal occupations (last 5 years): Director (since October 2007) of ICI Mutual Insurance Company; formerly Chairman and Chief Executive Officer of People’s Bank (1988-2000).

Robert E. La Blanc (73), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications).

Other Directorships held:(4) Director of CA, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company).

Douglas H. McCorkindale (68), Director since 2003(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): Formerly Chairman (February 2001-June 2006), Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc. (publishing and media).

Other Directorships held:(4) Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001).

Richard A. Redeker (64), Director since 1994(3) Oversees 60 portfolios in Fund complex

Principal occupations (last 5 years): Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of Penn Tank Lines, Inc. (since 1999).

Robin B. Smith (68), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.

Other Directorships held:(4) Formerly Director of BellSouth Corporation (1992-2006).

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Stephen G. Stoneburn (64), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).

Clay T. Whitehead (69), Director since 2003(3) Oversees 61 portfolios in Fund complex

Principal occupations (last 5 years): President (since 1983) of YCO (new business development firm).

Interested Directors(1)

Judy A. Rice (59), President since 2003 and Director since 2000(3) Oversees 59 portfolios in Fund complex

Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-In-Charge (since February 2003) of Prudential Investments LLC; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly Director (May 2003-March 2006) and Executive Vice President (June 2005-March 2006) of AST Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of Prudential Investments LLC; Member of Board of Governors of the Investment Company Institute.

Robert F. Gunia (61), Vice President since 1999 and Director since 1996(3) Oversees 145 portfolios in Fund complex

Principal occupations (last 5 years): Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of Prudential Investments LLC; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of AST Investment Services, Inc.

Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund who are not also Trustees is set forth below.

Officers(2)

Kathryn L. Quirk (55), Chief Legal Officer since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Deborah A. Docs (49), Secretary since 1996(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Jonathan D. Shain (49), Assistant Secretary since 2004(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.

Dryden Total Return Bond Fund, Inc.	81

Claudia DiGiacomo (33), Assistant Secretary since 2005(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley Austin Brown Wood LLP (1999-2004).

Timothy J. Knierim (48), Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Chief Compliance Officer of Prudential Investment Management, Inc. (since July 2007); formerly Chief Risk Officer of PIM and PI (2002-2007) and formerly Chief Ethics Officer of PIM and PI (2006-2007).

Valerie M. Simpson (49), Deputy Chief Compliance Officer since 2007(3)

Principal occupations (last 5 years): Vice President and Senior Compliance Officer (since March 2006) of PI; Vice President—Financial Reporting (since March 2006) for Prudential Life and Annuities Finance.

Grace C. Torres (48), Treasurer and Principal Financial and Accounting Officer since 1996(3)

Principal occupations (last 5 years): Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of Prudential Annuities Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of AST Investment Services, Inc.

John P. Schwartz (36), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary of PI (since December 2005); Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (43), Assistant Treasurer since 2006(3)

Principal occupations (last 5 years): Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Peter Parella (49), Assistant Treasurer since 2007(3)

Principal occupations (last 5 years): Vice President (since June 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).

Andrew R. French (45), Assistant Secretary since 2006(3)

Principal occupations (last 5 years): Director and Corporate Counsel (since May 2006) of Prudential; Vice President and Assistant Secretary (since January 2007) of PI; Vice President and Assistant Secretary (since January 2007) of PMFS; formerly Senior Legal Analyst of Prudential Mutual Fund Law Department (1997-2006).

Noreen M. Fierro (43), Anti-Money Laundering Compliance Officer since October 2006(3)

Principal occupations (last 5 years): Vice President, Corporate Compliance (since May 2006) of Prudential; formerly Corporate Vice President, Associate General Counsel (April 2002-May 2005) of UBS Financial Services, Inc., in their Money Laundering Prevention Group; Senior Manager (May 2005-May 2006) of Deloitte Financial Advisory Services, LLP, in their Forensic and Dispute Services, Anti-Money Laundering Group.

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†

The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include Jennison Dryden Mutual Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts 2, 10, 11. The Target Portfolio Trust, The Prudential Series Fund, The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., Advanced Series Trust, and Prudential’s Gibraltar Fund, Inc.

(1)	“Interested” Directors, as defined in the 1940 Act, by reason of employment with the Manager, a Subadvisor or the Distributor.

(2)	Unless otherwise noted, the address of the Directors and Officers is c/o: Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102.

(3)

There is no set term of office for Directors and Officers. The Independent Directors have adopted a retirement policy, which calls for the retirement of Directors on December 31 of the year in which they reach the age of 75. The table shows the individual’s length of service as Directors and/or Officer.

(4)

This includes only directorships of companies required to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

Additional Information about the Directors is included in the Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

Dryden Total Return Bond Fund, Inc.	83

Growth of a $10,000 Investment

Average Annual Total Returns (With Sales Charges) as of 10/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	0.60%	4.12%	4.39%	—
Class B	–0.28	4.14	4.19	—
Class C	3.73	4.57	4.36	—
Class L	N/A	N/A	N/A	N/A (3-5-2007)
Class M	N/A	N/A	N/A	N/A (3-5-2007)
Class X	N/A	N/A	N/A	N/A (3-5-2007)
Class Z	5.60	5.33	5.12	—

Average Annual Total Returns (Without Sales Charges) as of 10/31/07
	One Year	Five Years	Ten Years	Since Inception
Class A	5.34%	5.08%	4.87%	—
Class B	4.72	4.31	4.19	—
Class C	4.73	4.57	4.36	—
Class L	N/A	N/A	N/A	N/A (3-5-2007)
Class M	N/A	N/A	N/A	N/A (3-5-2007)
Class X	N/A	N/A	N/A	N/A (3-5-2007)
Class Z	5.60	5.33	5.12	—

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the

Visit our website at www.jennisondryden.com

most recent month-end by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The maximum initial sales charge is 4.50%. Gross operating expenses: Class A, 1.06%; Class B, 1.76%; Class C, 1.76%; Class L, 1.26%; Class M, 1.76%; Class X, 0.76%; Class Z, 0.76%. Net operating expenses apply to: Class A, 1.01%; Class B, 1.56%; Class C, 1.51%; Class L, 1.26%; Class M, 1.76%; Class X, 0.76%; Class Z, 0.76%, after contractual reduction through 3/31/2008 for Class B, and after contractual reduction through 4/30/2008 for Class A and Class C.

The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

Source: Prudential Investments LLC and Lipper Inc.

Inception date returns are provided for any share class with less than 10 years of returns.

The graph compares a $10,000 investment in the Dryden Total Return Bond Fund, Inc. (Class A shares) with a similar investment in the Lehman Brothers U.S. Aggregate Bond Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (December 31, 1997) and the account values at the end of the current fiscal year (December 31, 2007), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, Class L, Class M, and Class X, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through December 31, 2007, the returns shown in the graph and for Class A shares in the tables would have been lower.

The Lehman Brothers U.S. Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. It gives a broad look at how short- and intermediate-term bonds have performed. The Index’s total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. The returns for the Index would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the Index may differ substantially from the securities in the Fund. This is not the only index that may be used to characterize performance of taxable bond funds. Other indexes may portray different comparative performance. Investors cannot invest directly in an index.

Class A and Class L shares are subject to a maximum front-end sales charge of 4.50%, and 4.25%, respectively, a 12b-1 fee of up to .30% and .50%, respectively annually, and all investors who purchase Class A and Class L shares in an amount of $1 million or more and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (CDSC) of 1%. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1%, respectively, for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares purchased are not subject to a front-end sales charge, but charge a CDSC of 1% for Class C shares sold within 12 months from the date of purchase, and an annual 12b-1 fee of up to 1%. Class M and Class X shares purchased are not subject to a front-end sales charge, but are subject to a CDSC of 6% and a 12b-1 fee of 1%. The CDSC for Class M and Class X shares decreases by 1% annually to 2% in the fifth and sixth years after purchase, 1% in the seventh year and 0% in the eighth year after purchase. Class M and Class X shares convert to Class A shares approximately eight years after purchase. The returns in the graph and tables reflect the share class expense structure in effect at the close of the fiscal period. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. Class R shares are not subject to a sales charge, but charge a 12b-1 fee of up to 0.75%. Class Z shares are not subject to a sales charge or 12b-1 fee.

Dryden Total Return Bond Fund, Inc.

■ MAIL	■ TELEPHONE	■ WEBSITE
Gateway Center Three 100 Mulberry Street Newark, NJ 07102	(800) 225-1852	www.jennisondryden.com

PROXY VOTING
The Board of Directors of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Commission’s website.

DIRECTORS
Linda W. Bynoe • David E.A. Carson • Robert F. Gunia • Robert E. La Blanc • Douglas H. McCorkindale • Richard A. Redeker • Judy A. Rice • Robin B. Smith • Stephen G. Stoneburn • Clay T. Whitehead

OFFICERS
Judy A. Rice, President • Robert F. Gunia, Vice President • Grace C. Torres, Treasurer and Principal Financial and Accounting Officer • Kathryn L. Quirk, Chief Legal Officer • Deborah A. Docs, Secretary • Timothy J. Knierim, Chief Compliance Officer • Valerie M. Simpson, Deputy Chief Compliance Officer • Noreen M. Fierro, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • John P. Schwartz, Assistant Secretary • Andrew R. French, Assistant Secretary • M. Sadiq Peshimam, Assistant Treasurer • Peter Parrella, Assistant Treasurer

MANAGER	Prudential Investments LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

INVESTMENT SUBADVISER	Prudential Investment Management, Inc.	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	Gateway Center Three 100 Mulberry Street Newark, NJ 07102

CUSTODIAN	The Bank of New York	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Street New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus for the Fund contains this and other information about the Fund. An investor may obtain a prospectus by visiting our website at www.jennisondryden.com or by calling (800) 225-1852. The prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents on-line, go to www.icsdelivery.com/prudential/funds and enroll. Instead of receiving printed documents by mail, you will receive notification via e-mail when new materials are available. You can cancel your enrollment or change your e-mail address at any time by clicking on the change/cancel enrollment option at the icsdelivery website address.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, Dryden Total Return Bond Fund, Inc., Prudential Investments, Attn: Board of Directors, 100 Mulberry Street, Gateway Center Three, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling (800) SEC-0330 (732-0330). The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each fiscal quarter.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

Dryden Total Return Bond Fund, Inc.
Share Class	A	B	C	L	M	X	Z
NASDAQ	PDBAX	PRDBX	PDBCX	N/A	N/A	N/A	PDBZX
CUSIP	262492101	262492200	262492309	262492507	262492606	262492705	262492408

MF166E    IFS-A1414783            Ed. 12/2007

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer; the Registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The Registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies—Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The Registrant’s Board has determined that Mr. David E. A. Carson, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal period January 1, 2007 through October 31, 2007 and fiscal year ended December 31, 2006, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $40,281 and $22,100, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

None.

(c) Tax Fees

None.

(d) All Other Fees

None.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve any independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants. Proposed services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000.

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $50,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b)- (4)(d) that were approved by the audit committee –

Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

Not applicable.

(g) Non-Audit Fees

Not applicable to Registrant for the fiscal period January 1, 2007 through October 31, 2007 and fiscal year ended December 31, 2006. The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal period January 1, 2007 through October 31, 2007 and fiscal year ended December 31, 2006 was $44,700 and $317,300, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the Registrant’s principal executive officer and principal financial officer that the effectiveness of the Registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the Registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1)	Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

	(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

	(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)		Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Dryden Total Return Bond Fund, Inc.

By (Signature and Title)*	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date	December 20, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Judy A. Rice
Judy A. Rice
President and Principal Executive Officer

Date	December 20, 2007

By (Signature and Title)*	/s/ Grace C. Torres
Grace C. Torres
Treasurer and Principal Financial Officer

Date	December 20, 2007

*	Print the name and title of each signing officer under his or her signature.